                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04801
                                   ---------------------------------------------

                             SunAmerica Equity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                 John T. Genoy
                             Senior Vice President
                        SunAmerica Asset Management, LLC
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: September 30
                        --------------------------

Date of reporting period:  September 30, 2015
                         -------------------------

Item 1. Reports to Stockholders

[PHOTO]




                                                             ANNUAL REPORT 2015

SUNAMERICA
Equity Funds




[LOGO]

                        TABLE OF CONTENTS


        SHAREHOLDER LETTER..........................................  2
        EXPENSE EXAMPLE.............................................  4
        STATEMENT OF ASSETS AND LIABILITIES.........................  6
        STATEMENT OF OPERATIONS.....................................  8
        STATEMENT OF CHANGES IN NET ASSETS..........................  9
        FINANCIAL HIGHLIGHTS........................................ 10
        PORTFOLIO OF INVESTMENTS.................................... 12
        NOTES TO FINANCIAL STATEMENTS............................... 18
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 30
        APPROVAL OF ADVISORY AGREEMENTS............................. 31
        TRUSTEE AND OFFICER INFORMATION............................. 36
        SHAREHOLDER TAX INFORMATION................................. 39
        COMPARISONS: FUNDS VS. INDICES.............................. 41

        SHAREHOLDER LETTER -- (unaudited)

Dear Shareholders,

We are pleased to present this annual update for the SunAmerica Equity Funds for the 12 months ended September 30, 2015. It was a period wherein international equity performance was driven largely by economic conditions, monetary policies of global central banks, concerns surrounding geopolitical events and falling oil prices.

As the annual period began in October 2014, the nearly six-year-old global stock rally marched on, and it continued through the fourth quarter of 2014 and first quarter of 2015. There was no shortage of headlines for investors to worry about - Ebola fears escalated; Japan's and Brazil's recessions deepened; tensions in Ukraine heightened; Europe's economy remained near stalling speed; Russia faced a currency crisis; oil prices plunged; fears about Greece's future in the European Union resurfaced; and Chinese manufacturing data disappointed. However, there were a few bright spots in the global landscape. The
U.S. economy continued to experience solid growth, and Europe furthered its accommodative monetary policy and presented encouraging economic data, including positive trends in manufacturing, exports and economic sentiment. Japanese equities led the export-driven economies of the Pacific Basin higher in local currency terms. However, given the yen's 8.5% decline versus the U.S. dollar during the first half of the annual period, Japan's equity market returns were more modest, albeit still positive, in U.S. dollar terms.

The climb of global equities ended in the second quarter of 2015 when it declined for the first time in 12 quarters.+ Late in the second calendar quarter, the Greek debt crisis took center stage. Negotiations between top Greek officials and creditors broke down, increasing the likelihood that Greece would miss its next scheduled payment to the International Monetary Fund. On June 30, 2015, Greece officially defaulted on a 1.6 billion euro repayment. The Greek government held a referendum on July 5, 2015, asking its citizens to accept or reject the creditors' final terms, and they ultimately voted to reject them. In contrast to global equities broadly, Japanese equities actually posted solid positive returns during the second quarter of 2015, based largely on improved economic data.

Financial markets came under more significant pressure in the third quarter of 2015, as global equities posted their worst quarterly returns in four years++ amid fresh worries about the global economic outlook. Although Greece's troubles dominated headlines at the beginning of the third calendar quarter, by quarter end, the Greek debt crisis was firmly in the rearview mirror, and the China-induced sell-off and the U.S. Federal Reserve's (the "Fed's") interest rate hike timing were front and center in investors' minds. The unexpected devaluation in China's currency further rattled global financial markets, deepening fears about the Chinese economic slowdown and potential spillover effects. During September 2015, Chinese manufacturing activity fell to its lowest level since 2009. The details pointed to softness in both domestic and external demand. Stocks in the export-driven economies of the Pacific Basin pulled back for the first time in six quarters++, with Japanese equities leading the region lower amid a tepid economic backdrop. Falling commodity prices, the European Central Bank's action to cut its Eurozone economic and inflation outlooks, and uncertainty about the timing of the first Fed rate hike further muddied the waters.

A major factor impacting returns for U.S. investors in international equities during the annual period was the surging U.S. dollar against most currencies, as the U.S. dollar was supported by diverging monetary policy and economic performance. Commodity currencies declined, with currencies of oil exporters taking a particularly large hit. For example, for the 12 months ended
September 30, 2015, the Australian dollar declined 19.7% versus the U.S. dollar; the Canadian dollar declined 16.6%; and the Russian ruble declined 39.7%. Within emerging markets, countries with large current account deficits and shaky policy frameworks also depreciated. For instance, the Brazilian real fell 38.5% versus the U.S. dollar. Elsewhere, the Japanese yen fell 8.4% versus the U.S. dollar; the euro declined 11.6%; and the British pound fell 6.6%.

Against this backdrop, international equities, as represented by the MSCI ACWI ex-U.S. (Net)/*/, posted a return of -12.16% in U.S. dollar terms for the 12-month period ended September 30, 2015. Japanese equities, as represented by the MSCI Japan Index

(Net)/*/, performed relatively better, generating a return of -2.22% in U.S. dollar terms for the same period. To compare, U.S. equities, as represented by the S&P 500(R) Index/*/, returned -0.61% for the same 12-month period.

Not surprisingly amid these conditions, each of the portfolios in the SunAmerica Equity Funds generated negative absolute returns during the annual period ended September 30, 2015. On the following pages, you will find detailed financial statements and portfolio information for each of the SunAmerica Equity Funds.

We thank you for being a part of the SunAmerica Equity Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial adviser or get in touch with us directly at 800-858-8850 or www.safunds.com.

Sincerely,

THE SUNAMERICA EQUITY FUNDS INVESTMENT PROFESSIONALS

Timothy Pettee             Jun Oh                     Timothy Campion
Andrew Sheridan            Kara Murphy                Jane Bayar



--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

+//Market Update Second Quarter 2015, Wellington Management
++//Market Update Third Quarter 2015, Wellington Management
/*/The MSCI ACWI (ALL COUNTRY WORLD INDEX) EX-U.S. (NET) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI JAPAN INDEX (NET) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The S&P 500 INDEX is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of U.S. common stock prices. Indices are not managed and an investor cannot invest directly in an index.

        SUNAMERICA EQUITY FUNDS
        EXPENSE EXAMPLE -- SEPTEMBER 30, 2015 -- (UNAUDITED)

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a Fund (each, a "Fund" and collectively, the "Funds") in the SunAmerica Equity Funds (the "Trust"), you may incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees and other Fund expenses. The Example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at April 1, 2015 and held until September 30, 2015.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2015" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I, the "Expenses Paid During the Six Months Ended September 30, 2015" column and the "Annualized Expense Ratio" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended September 30, 2015" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended September 30, 2015" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I the "Expenses Paid During the Six Months Ended September 30, 2015" column and the "Annualized Expense Ratio" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended September 30, 2015" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended September 30, 2015" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA EQUITY FUNDS
        EXPENSE EXAMPLE -- SEPTEMBER 30, 2015 -- (UNAUDITED) (CONTINUED)

                                                   ACTUAL                                  HYPOTHETICAL
                                 ------------------------------------------ ------------------------------------------
                                                                                          ENDING ACCOUNT
                                               ENDING ACCOUNT EXPENSE PAID                 VALUE USING   EXPENSE PAID
                                                VALUE USING    DURING THE                 A HYPOTHETICAL  DURING THE
                                   BEGINNING       ACTUAL      SIX MONTHS     BEGINNING     5% ASSUMED    SIX MONTHS
                                 ACCOUNT VALUE   RETURN AT        ENDED     ACCOUNT VALUE   RETURN AT        ENDED     ANNUALIZED
                                  AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30,  AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30,  EXPENSE
FUND                                 2015           2015          2015          2015           2015          2015        RATIO*
----                             ------------- -------------- ------------- ------------- -------------- ------------- ----------
INTERNATIONAL DIVIDEND STRATEGY
 FUND
  Class A#......................   $1,000.00      $843.35        $ 8.87       $1,000.00     $1,015.44       $ 9.70       1.92%
  Class C#......................   $1,000.00      $840.92        $11.72       $1,000.00     $1,012.33       $12.81       2.54%
  Class I.......................   $1,000.00      $844.56        $ 7.86       $1,000.00     $1,016.55       $ 8.59       1.70%
  Class W+#.....................   $1,000.00      $843.74        $ 7.86       $1,000.00     $1,016.55       $ 8.59       1.70%
JAPAN FUND#
  Class A.......................   $1,000.00      $906.76        $ 9.08       $1,000.00     $1,015.54       $ 9.60       1.90%
  Class C.......................   $1,000.00      $902.95        $12.16       $1,000.00     $1,012.28       $12.86       2.55%

--------
* Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan documents and/or materials from your financial advisor for more information.
# During the stated period, the investment advisor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended September 30, 2015" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended September 30, 2015" and the annualized "Expense Ratio" would have been lower.
+  Commenced operations on January 29, 2015.

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 2015

                                                     INTERNATIONAL
                                                       DIVIDEND
                                                     STRATEGY FUND   JAPAN FUND
                                                     -------------  -----------
ASSETS:
Investments at value (unaffiliated)*................ $ 103,024,774  $38,144,390
Repurchase agreements (cost approximates value).....     1,801,000    1,066,000
                                                     -------------  -----------
 Total investments..................................   104,825,774   39,210,390
                                                     -------------  -----------
Cash................................................        14,937          801
Foreign cash*.......................................     8,245,464      142,728
Receivable for:
 Fund shares sold...................................        45,452      212,591
 Dividends and interest.............................       408,573      266,927
 Investments sold...................................            --      152,414
Prepaid expenses and other assets...................         2,154        2,225
Due from investment adviser for expense
 reimbursements/fee waivers.........................            --       29,145
                                                     -------------  -----------
Total assets........................................   113,542,354   40,017,221
                                                     -------------  -----------
LIABILITIES:
Payable for:
 Fund shares redeemed...............................       607,902      280,725
 Investments purchased..............................     7,240,051           --
 Investment advisory and management fees............        90,666       38,259
 Distribution and service maintenance fees..........        42,488       15,480
 Transfer agent fees and expenses...................        21,573        7,831
 Trustees' fees and expenses........................            68           --
 Other accrued expenses.............................       191,109       91,051
 Due to investment adviser for expense recoupment...         7,146           --
                                                     -------------  -----------
Total liabilities...................................     8,201,003      433,346
                                                     -------------  -----------
Net Assets.......................................... $ 105,341,351  $39,583,875
                                                     =============  ===========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01 par value...... $     133,633  $    59,497
Paid-in capital.....................................   232,388,397   42,747,716
                                                     -------------  -----------
                                                       232,522,030   42,807,213
Accumulated undistributed net investment income
 (loss).............................................      (333,885)    (170,211)
Accumulated undistributed net realized gain (loss)
 on investments, futures contracts, options
 contracts, securities sold short, and foreign
 exchange transactions..............................  (115,320,765)     992,572
Unrealized appreciation (depreciation) on
 investments........................................   (11,494,990)  (4,025,558)
Unrealized foreign exchange gain (loss) on other
 assets and liabilities.............................       (31,039)     (20,141)
                                                     -------------  -----------
Net Assets.......................................... $ 105,341,351  $39,583,875
                                                     =============  ===========
*Cost
 Investments (unaffiliated)......................... $ 114,519,764  $42,169,948
                                                     =============  ===========
 Foreign cash....................................... $   8,302,131  $   158,020
                                                     =============  ===========

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 2015 -- (CONTINUED)

                                                      INTERNATIONAL
                                                        DIVIDEND
                                                      STRATEGY FUND JAPAN FUND
                                                      ------------- -----------
 CLASS A (UNLIMITED SHARES AUTHORIZED):
 Net assets..........................................  $71,968,977  $32,240,862
 Shares of beneficial interest issued and outstanding    8,945,366    4,806,201
 Net asset value and redemption price per share......  $      8.05  $      6.71
 Maximum sales charge (5.75% of offering price)......  $      0.49  $      0.41
                                                       -----------  -----------
 Maximum offering price to public....................  $      8.54  $      7.12
                                                       ===========  ===========
 CLASS C (UNLIMITED SHARES AUTHORIZED):
 Net assets..........................................  $22,445,276  $ 7,343,013
 Shares of beneficial interest issued and outstanding    3,059,968    1,143,494
 Net asset value, offering and redemption price per
  share (excluding any applicable contingent
  deferred sales charge).............................  $      7.34  $      6.42
                                                       ===========  ===========
 CLASS I (UNLIMITED SHARES AUTHORIZED):
 Net assets..........................................  $   283,030  $        --
 Shares of beneficial interest issued and outstanding       34,790           --
 Net asset value, offering and redemption price per
  share..............................................  $      8.14  $        --
                                                       ===========  ===========
 CLASS W# (UNLIMITED SHARES AUTHORIZED):
 Net assets..........................................  $10,644,068  $        --
 Shares of beneficial interest issued and outstanding    1,323,206           --
 Net asset value, offering and redemption price per
  share..............................................  $      8.04  $        --
                                                       ===========  ===========
 # See Note 1

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF OPERATIONS -- SEPTEMBER 30, 2015

                                                                                        INTERNATIONAL
                                                                                          DIVIDEND
                                                                                        STRATEGY FUND  JAPAN FUND
                                                                                        ------------- -----------
INVESTMENT INCOME:
  Dividends (unaffiliated)............................................................. $  6,530,902  $   576,836
  Interest (unaffiliated)..............................................................           --           --
                                                                                        ------------  -----------
   Total investment income*............................................................    6,530,902      576,836
                                                                                        ------------  -----------
EXPENSES:
  Investment advisory and management fees..............................................    1,541,176      455,524
  Distribution and service maintenance fees:
   Class A.............................................................................      387,562      120,161
   Class B#............................................................................       24,673        1,545
   Class C.............................................................................      336,324       51,245
  Service fees:
   Class I.............................................................................          886           --
   Class W#............................................................................       10,397           --
  Transfer agent fees and expenses:
   Class A.............................................................................      264,425       77,768
   Class B#............................................................................        6,308          713
   Class C.............................................................................       79,302       12,588
   Class I.............................................................................          862           --
   Class W#............................................................................       15,803           --
  Registration fees:
   Class A.............................................................................       79,775       23,154
   Class B#............................................................................        3,732        6,082
   Class C.............................................................................       28,036       15,597
   Class W#............................................................................       21,944           --
  Custodian and accounting fees........................................................       92,795       27,871
  Reports to shareholders..............................................................       89,744        8,405
  Audit and tax fees...................................................................       76,931       65,512
  Legal fees...........................................................................       27,418       11,929
  Directors' fees and expenses.........................................................       25,757        1,566
  Interest expense.....................................................................        3,598           96
  Other expenses.......................................................................       13,680       20,561
                                                                                        ------------  -----------
   Total expenses before fee waivers, expense reimbursements, and expense recoupments..    3,131,128      900,317
   Net (Fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)...       (3,461)    (113,398)
                                                                                        ------------  -----------
   Net expenses........................................................................    3,127,667      786,919
                                                                                        ------------  -----------
Net investment income (loss)...........................................................    3,403,235     (210,083)
                                                                                        ------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**...............................  (50,473,042)   1,400,654
Net realized foreign exchange gain (loss) on other assets and liabilities..............     (856,729)      (8,525)
                                                                                        ------------  -----------
Net realized gain (loss) on investments and foreign currencies.........................  (51,329,771)   1,392,129
                                                                                        ------------  -----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated).........   (1,026,404)  (4,036,179)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities......       15,598      (12,932)
Change in accrued capital gains tax on unrealized appreciation (depreciation)..........      146,174           --
                                                                                        ------------  -----------
Net unrealized gain (loss) on investments and foreign currencies.......................     (864,632)  (4,049,111)
                                                                                        ------------  -----------
Net realized and unrealized gain (loss) on investments and foreign currencies..........  (52,194,403)  (2,656,982)
                                                                                        ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................ $(48,791,168) $(2,867,065)
                                                                                        ============  ===========
* Net of foreign withholding taxes on interest and dividends of........................ $    619,448  $    66,686
                                                                                        ============  ===========
** Net of foreign withholding taxes on capital gains of................................ $    139,681  $        --
                                                                                        ============  ===========
# See Note 1

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF CHANGES IN NET ASSETS -- SEPTEMBER 30, 2015

                                                                                                 INTERNATIONAL
                                                                                                    DIVIDEND
                                                                                                 STRATEGY FUND
                                                                                          ---------------------------
                                                                                          FOR THE YEAR   FOR THE YEAR
                                                                                              ENDED          ENDED
                                                                                          SEPTEMBER 30,  SEPTEMBER 30,
                                                                                              2015           2014
                                                                                          -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $   3,403,235  $  5,624,412
  Net realized gain (loss) on investments and foreign currencies.........................   (51,329,771)    5,545,743
  Net unrealized gain (loss) on investments and foreign currencies.......................      (864,632)  (15,250,279)
                                                                                          -------------  ------------
Net increase (decrease) in net assets resulting from operations..........................   (48,791,168)   (4,080,124)
                                                                                          -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................    (2,162,271)   (4,140,584)
  Net investment income (Class B)#.......................................................       (22,454)     (195,830)
  Net investment income (Class C)........................................................      (561,676)     (934,780)
  Net investment income (Class I)........................................................        (8,089)      (19,978)
  Net investment income (Class W)#.......................................................      (301,775)           --
  Net realized gain on securities (Class A)..............................................            --            --
  Net realized gain on securities (Class B)#.............................................            --            --
  Net realized gain on securities (Class C)..............................................            --            --
  Net realized gain on securities (Class I)..............................................            --            --
  Net realized gain on securities (Class W)#.............................................            --            --
                                                                                          -------------  ------------
Total distributions to shareholders......................................................    (3,056,265)   (5,291,172)
                                                                                          -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).   (60,269,130)   98,901,371
                                                                                          -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (112,116,563)   89,530,075

NET ASSETS:
Beginning of period...................................................................... $ 217,457,914   127,927,839
                                                                                          -------------  ------------
End of period+........................................................................... $ 105,341,351  $217,457,914
                                                                                          =============  ============
+ Includes accumulated undistributed net investment income (loss)........................ $    (333,885)     (110,190)
                                                                                          =============  ============
# See Note 1


                                                                                                  JAPAN FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                              ENDED         ENDED
                                                                                          SEPTEMBER 30, SEPTEMBER 30,
                                                                                              2015          2014
                                                                                          ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...........................................................  $  (210,083)  $   (77,156)
  Net realized gain (loss) on investments and foreign currencies.........................    1,392,129     3,619,719
  Net unrealized gain (loss) on investments and foreign currencies.......................   (4,049,111)   (2,334,213)
                                                                                           -----------   -----------
Net increase (decrease) in net assets resulting from operations..........................   (2,867,065)    1,208,350
                                                                                           -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................     (215,951)     (495,798)
  Net investment income (Class B)#.......................................................         (932)       (5,794)
  Net investment income (Class C)........................................................       (7,704)      (39,909)
  Net investment income (Class I)........................................................           --            --
  Net investment income (Class W)#.......................................................           --            --
  Net realized gain on securities (Class A)..............................................   (2,474,268)   (1,975,339)
  Net realized gain on securities (Class B)#.............................................      (38,677)      (27,616)
  Net realized gain on securities (Class C)..............................................     (319,855)     (190,215)
  Net realized gain on securities (Class I)..............................................           --            --
  Net realized gain on securities (Class W)#.............................................           --            --
                                                                                           -----------   -----------
Total distributions to shareholders......................................................   (3,057,387)   (2,734,671)
                                                                                           -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).    5,293,840    14,227,530
                                                                                           -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................     (630,612)   12,701,209

NET ASSETS:
Beginning of period......................................................................  $40,214,487    27,513,278
                                                                                           -----------   -----------
End of period+...........................................................................  $39,583,875   $40,214,487
                                                                                           ===========   ===========
+ Includes accumulated undistributed net investment income (loss)........................  $  (170,211)  $   (21,510)
                                                                                           ===========   ===========
# See Note 1

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS

                                                           INTERNATIONAL DIVIDEND STRATEGY FUND
                                                           ------------------------------------
                                         NET GAIN
                                         (LOSS) ON
                      NET               INVESTMENTS                       DISTRI-          NET               NET
                     ASSET      NET        (BOTH               DIVIDENDS  BUTIONS         ASSET            ASSETS    RATIO OF
                     VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET   FROM    TOTAL  VALUE            END OF    EXPENSES
                   BEGINNING   INCOME       AND     INVESTMENT INVESTMENT CAPITAL DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
   PERIOD ENDED    OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME    GAINS  BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS
------------------ --------- ---------- ----------- ---------- ---------- ------- ------- ------ --------- -------- ----------
                                                                          CLASS A
-
09/30/11            $11.84     $ 0.08     $(1.64)     $(1.56)    $(0.00)    $--   $(0.00) $10.28  (13.17)% $ 50,177    1.84%
09/30/12             10.28       0.23       0.66        0.89      (0.26)     --    (0.26)  10.91    8.77     51,309    1.90(3)
09/30/13             10.91       0.47       0.50        0.97      (0.47)     --    (0.47)  11.41    9.24     96,020    1.90(3)
09/30/14             11.41       0.40      (0.14)       0.26      (0.34)     --    (0.34)  11.33    2.20    162,284    1.90(3)
09/30/15             11.33       0.23      (3.29)      (3.06)     (0.22)     --    (0.22)   8.05  (27.24)    71,969    1.88(3)
                                                                          CLASS C
-
09/30/11             10.93      (0.02)     (1.49)      (1.51)        --      --       --    9.42  (13.82)    13,190    2.55(3)
09/30/12              9.42       0.14       0.61        0.75      (0.14)     --    (0.14)  10.03    7.98     12,571    2.55(3)
09/30/13             10.03       0.36       0.47        0.83      (0.41)     --    (0.41)  10.45    8.56     24,776    2.55(3)
09/30/14             10.45       0.30      (0.13)       0.17      (0.27)     --    (0.27)  10.35    1.56     46,349    2.55(3)
09/30/15             10.35       0.16      (3.01)      (2.85)     (0.16)     --    (0.16)   7.34  (27.70)    22,445    2.55(3)
                                                                          CLASS I
-
09/30/11             11.93       0.08      (1.65)      (1.57)     (0.00)     --    (0.00)  10.36  (13.13)     1,625    1.80(3)
09/30/12             10.36       0.24       0.66        0.90      (0.27)     --    (0.27)  10.99    8.84      1,289    1.80(3)
09/30/13             10.99       0.44       0.56        1.00      (0.48)     --    (0.48)  11.51    9.41      1,184    1.80(3)
09/30/14             11.51       0.32      (0.02)       0.30      (0.36)     --    (0.36)  11.45    2.45        426    1.77(3)
09/30/15             11.45       0.26      (3.34)      (3.08)     (0.23)     --    (0.23)   8.14  (27.13)       283    1.71
                                                                          CLASS W
-
01/29/15*-09/30/15    9.80       0.27      (1.84)      (1.57)     (0.19)     --    (0.19)   8.04  (16.23)    10,644    1.70(3)(4)



    RATIO
   OF NET
 INVESTMENT
INCOME (LOSS)
 TO AVERAGE     PORTFOLIO
 NET ASSETS     TURNOVER
-------------   ---------


     0.63%         262%
     2.07(3)       248
     4.42(3)        32
     3.47(3)        80
     2.31(3)       160


    (0.14)(3)      262%
     1.38(3)       248
     3.70(3)        32
     2.85(3)        80
     1.69(3)       160


     0.59(3)       262%
     2.14(3)       248
     3.98(3)        32
     2.66(3)        80
     2.61          160


     3.98(3)(4)    160%

--------
*  Commencement of Operations. See Note 1
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements (recoupments).
(3)Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 3):

                                         09/30/11 09/30/12 09/30/13 09/30/14 09/30/15
                                         -------- -------- -------- -------- --------
International Dividend Strategy Class A.    -- %    0.25%    0.16%   (0.09)%  (0.01)%
International Dividend Strategy Class C.  (0.00)    0.33     0.20    (0.05)   (0.02)
International Dividend Strategy Class I.  (0.09)    0.17     0.09    (0.09)      --
International Dividend Strategy Class W.     --       --       --       --     0.20

(4)Annualized

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                    JAPAN FUND
                                                                    ----------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRI-          NET               NET
               ASSET      NET        (BOTH               DIVIDENDS  BUTIONS         ASSET            ASSETS    RATIO OF
               VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET   FROM    TOTAL  VALUE            END OF    EXPENSES
             BEGINNING   INCOME       AND     INVESTMENT INVESTMENT CAPITAL DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME    GAINS  BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------- ------- ------ --------- ------- -------------
                                                                     CLASS A
-
  09/30/11     $9.10     $ 0.00     $(1.11)     $(1.11)    $(0.26)  $   --  $(0.26) $7.73   (12.68)% $31,292     1.90%
  09/30/12      7.73       0.04       0.02        0.06      (0.01)   (1.37)  (1.38)  6.41     1.38    20,714     1.90
  09/30/13      6.41      (0.01)      1.86        1.85      (0.16)      --   (0.16)  8.10    29.54    25,053     1.90
  09/30/14      8.10      (0.01)      0.37        0.36      (0.15)   (0.58)  (0.73)  7.73     4.81    35,178     1.90
  09/30/15      7.73      (0.03)     (0.36)      (0.39)     (0.05)   (0.58)  (0.63)  6.71    (4.91)   32,241     1.90
                                                                     CLASS C
-
  09/30/11      8.92      (0.04)     (1.11)      (1.15)     (0.23)      --   (0.23)  7.54   (13.35)      888     2.55
  09/30/12      7.54      (0.02)      0.05        0.03         --    (1.37)  (1.37)  6.20     0.85       438     2.55
  09/30/13      6.20      (0.03)      1.77        1.74      (0.10)      --   (0.10)  7.84    28.58     2,222     2.55
  09/30/14      7.84      (0.05)      0.34        0.29      (0.12)   (0.58)  (0.70)  7.43     4.07     4,542     2.55
  09/30/15      7.43      (0.07)     (0.35)      (0.42)     (0.01)   (0.58)  (0.59)  6.42    (5.52)    7,343     2.55



    RATIO
   OF NET
 INVESTMENT
INCOME (LOSS)
 TO AVERAGE   PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------


     0.04%        79%
     0.52        192
    (0.12)       162
    (0.19)       111
    (0.46)       144


    (0.48)        79%
    (0.23)       192
    (0.43)       162
    (0.65)       111
    (0.95)       144

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements (recoupments).
(3)Net of the following expense reimbursements (based on average net assets) (See Note 3):

                                         09/30/11 09/30/12 09/30/13 09/30/14 09/30/15
                                         -------- -------- -------- -------- --------
Japan Class A...........................   0.27%    0.59%    0.55%    0.29%    0.24%
Japan Class C...........................   1.19     2.80     1.57     0.84     0.50

See Notes to Financial Statements

        SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2015 -- (UNAUDITED)


INDUSTRY ALLOCATION*

              Cellular Telecom.............................  7.7%
              Real Estate Operations & Development.........  6.3
              Food-Retail..................................  6.0
              Computers....................................  5.9
              Electronic Components-Misc...................  5.7
              Distribution/Wholesale.......................  4.2
              Metal-Diversified............................  3.6
              Auto-Cars/Light Trucks.......................  2.3
              Transport-Services...........................  2.1
              Food-Misc./Diversified.......................  2.1
              Retail-Apparel/Shoe..........................  2.0
              Retail-Consumer Electronics..................  2.0
              Telecom Services.............................  2.0
              Aerospace/Defense............................  2.0
              Oil Companies-Integrated.....................  2.0
              Gambling (Non-Hotel).........................  2.0
              Machinery-Electrical.........................  2.0
              Multimedia...................................  2.0
              Public Thoroughfares.........................  2.0
              Finance-Other Services.......................  2.0
              Oil Companies-Exploration & Production.......  2.0
              Steel-Producers..............................  2.0
              Explosives...................................  1.9
              Electric-Generation..........................  1.9
              Coal.........................................  1.9
              Oil-Field Services...........................  1.9
              Power Converter/Supply Equipment.............  1.9
              Semiconductor Components-Integrated Circuits.  1.9
              Tobacco......................................  1.9
              Building & Construction Products-Misc........  1.9
              Integrated Oils..............................  1.9
              Computers-Periphery Equipment................  1.8
              Telephone-Integrated.........................  1.8
              Metal Processors & Fabrication...............  1.8
              Investment Management/Advisor Services.......  1.8
              Electronic Components-Semiconductors.........  1.8
              Oil & Gas Drilling...........................  1.8
              Repurchase Agreements........................  1.7
                                                            ----
                                                            99.5%
                                                            ====

COUNTRY ALLOCATION*

                             Taiwan......... 15.2%
                             China.......... 11.8
                             Australia...... 11.8
                             France.........  9.6
                             United Kingdom.  7.9
                             Cayman Islands.  6.3
                             South Africa...  5.7
                             Bermuda........  4.4
                             Turkey.........  3.9
                             Brazil.........  3.8
                             Switzerland....  3.8
                             Russia.........  3.7
                             Germany........  2.1
                             Sweden.........  2.0
                             Norway.........  2.0
                             Japan..........  1.9
                             Hong Kong......  1.9
                             United States..  1.7
                                             ----
                                             99.5%
                                             ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2015



                                                                   VALUE
                 SECURITY DESCRIPTION                  SHARES     (NOTE 2)
    COMMON STOCKS -- 97.8%
    AUSTRALIA -- 11.8%
      ASX, Ltd.(1)..................................     77,191 $  2,058,902
      Orica, Ltd.(1)................................    193,828    2,053,113
      Rio Tinto, Ltd.(1)............................     58,307    2,003,616
      Wesfarmers, Ltd.(1)...........................     76,246    2,108,710
      Woodside Petroleum, Ltd.(1)...................    100,668    2,058,299
      Woolworths, Ltd.(1)...........................    120,420    2,105,724
                                                                ------------
                                                                  12,388,364
                                                                ------------
    BERMUDA -- 4.4%
      GOME Electrical Appliances Holding, Ltd.(1)... 13,834,000    2,164,143
      Li & Fung, Ltd.(1)............................  3,282,000    2,525,783
      Peace Mark Holdings, Ltd.+(2)(3)..............    800,000            0
                                                                ------------
                                                                   4,689,926
                                                                ------------
    BRAZIL -- 3.8%
      CCR SA........................................    674,300    2,069,928
      Telefonica Brasil SA (preference shares)......    209,151    1,934,561
                                                                ------------
                                                                   4,004,489
                                                                ------------
    CAYMAN ISLANDS -- 6.3%
      Belle International Holdings, Ltd.(1).........  2,498,000    2,181,583
      Country Garden Holdings Co., Ltd.(1)..........  6,223,000    2,256,688
      Shimao Property Holdings, Ltd.(1).............  1,440,500    2,185,951
                                                                ------------
                                                                   6,624,222
                                                                ------------
    CHINA -- 11.8%
      China National Building Material Co., Ltd.(1).  3,444,000    1,998,255
      China Shenhua Energy Co., Ltd., Class H(1)....  1,311,500    2,020,924
      China Vanke Co., Ltd.(1)......................  1,002,300    2,143,974
      Great Wall Motor Co., Ltd.(1).................  2,122,500    2,402,198
      Huaneng Power International, Inc.(1)..........  1,866,000    2,029,571
      Jiangxi Copper Co., Ltd.(1)...................  1,541,000    1,889,960
                                                                ------------
                                                                  12,484,882
                                                                ------------
    FRANCE -- 9.6%
      Casino Guichard Perrachon SA(1)...............     38,784    2,065,439
      Rexel SA(1)...................................    154,976    1,905,751
      Schneider Electric SE(1)......................     35,915    2,014,074
      Technip SA(1).................................     42,633    2,014,250
      Vivendi SA(1).................................     88,486    2,094,901
                                                                ------------
                                                                  10,094,415
                                                                ------------
    GERMANY -- 2.1%
      Deutsche Post AG(1)...........................     80,171    2,218,858
                                                                ------------
    HONG KONG -- 1.9%
      Lenovo Group, Ltd. (1)........................  2,324,000    1,973,306
                                                                ------------
    JAPAN -- 1.9%
      Japan Tobacco, Inc. (1).......................     64,600    2,009,565
                                                                ------------
    NORWAY -- 2.0%
      Statoil ASA(1)................................    144,626    2,109,651
                                                                ------------
    RUSSIA -- 3.7%
      MMC Norilsk Nickel PJSC ADR...................    127,950    1,838,642
      Mobile TeleSystems PJSC ADR...................    293,816    2,121,352
                                                                ------------
                                                                   3,959,994
                                                                ------------

                                                    SHARES/
                                                   PRINCIPAL     VALUE
                 SECURITY DESCRIPTION               AMOUNT      (NOTE 2)
      SOUTH AFRICA -- 5.7%
        MTN Group, Ltd.(1).......................    158,780     2,044,161
        Sasol, Ltd(1)............................     69,240     1,943,888
        Vodacom Group, Ltd.(1)...................    205,067     2,038,119
                                                              ------------
                                                                 6,026,168
                                                              ------------
      SWEDEN -- 2.0%
        Tele2 AB, Class B(1).....................    219,795  $  2,144,046
                                                              ------------
      SWITZERLAND -- 3.8%
        ABB, Ltd.(1).............................    118,479     2,098,212
        Transocean, Ltd.(1)......................    144,167     1,865,028
                                                              ------------
                                                                 3,963,240
                                                              ------------
      TAIWAN -- 15.2%
        Asustek Computer, Inc.(1)................    243,000     2,087,826
        AU Optronics Corp.(1)....................  6,354,000     1,868,490
        Foxconn Technology Co., Ltd.(1)..........    726,000     2,096,410
        Hon Hai Precision Industry Co., Ltd.(1)..    818,000     2,139,652
        Innolux Corp.(1).........................  6,186,000     1,941,002
        MediaTek, Inc.(1)........................    251,000     1,873,115
        Pegatron Corp.(1)........................    805,000     1,982,538
        Siliconware Precision Industries Co.,
         Ltd.(1).................................  1,620,000     2,011,116
                                                              ------------
                                                                16,000,149
                                                              ------------
      TURKEY -- 3.9%
        Eregli Demir ve Celik Fabrikalari TAS(1).  1,645,803     2,030,373
        Turkcell Iletisim Hizmetleri AS(1).......    581,220     2,028,176
                                                              ------------
                                                                 4,058,549
                                                              ------------
      UNITED KINGDOM -- 7.9%
        Aberdeen Asset Management PLC(1).........    418,264     1,881,183
        BAE Systems PLC(1).......................    314,553     2,135,571
        Unilever PLC(1)..........................     52,955     2,157,150
        William Hill PLC(1)......................    395,233     2,101,046
                                                              ------------
                                                                 8,274,950
                                                              ------------
      TOTAL LONG-TERM INVESTMENT SECURITIES
         (cost $114,519,764).....................              103,024,774
                                                              ------------
      REPURCHASE AGREEMENTS -- 1.7%
        State Street Bank & Trust Co. Joint
         Repurchase Agreement(4)
         (cost $1,801,000)....................... $1,801,000     1,801,000
                                                              ------------
      TOTAL INVESTMENTS --
         (cost $116,320,764)(5)..................       99.5%  104,825,774
      Other assets less liabilities..............        0.5       515,577
                                                  ----------  ------------
      NET ASSETS --                                    100.0% $105,341,351
                                                  ==========  ============

--------
+  Non-income producing security
(1)Security was valued using fair value procedures at September 30, 2015. The aggregate value of these securities was $95,060,291 representing 90.2% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity securities.
(2)Fair valued security. Securities are classified as Level 3 based on the Securities Valuations inputs; See Note 2.
(3)Illiquid security. At September 30, 2015, the aggregate value of these securities was $0 representing 0.0% of net assets.
(4)See Note 2 for details of Joint Repurchase Agreements.
(5)See Note 5 for cost of investments on a tax basis.
ADR-- American Depositary Receipt

        SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2015 -- (CONTINUED)


The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2015 (see Note 2):

                            LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
-                           --------------------- ----------------- ---------------------- ------------
ASSETS:
Investments at Value:*
Common Stocks:
  Bermuda..................      $       --          $ 4,689,926             $ 0           $  4,689,926
  Brazil...................       4,004,489                   --              --              4,004,489
  Russia...................       3,959,994                   --              --              3,959,994
  Other Countries..........              --           90,370,365              --             90,370,365
Repurchase Agreements......              --            1,801,000              --              1,801,000
                                 ----------          -----------             ---           ------------
TOTAL INVESTMENTS AT VALUE.      $7,964,483          $96,861,291             $ 0           $104,825,774
                                 ==========          ===========             ===           ============

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $4,197,477 were transferred from Level 1 to Level 2 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

        SUNAMERICA JAPAN FUND
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2015 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                  Auto/Truck Parts & Equipment-Original.  9.0%
                  Insurance-Life/Health.................  8.8
                  Telephone-Integrated..................  8.0
                  Television............................  6.8
                  E-Commerce/Products...................  5.1
                  Computers-Integrated Systems..........  4.7
                  Auto-Cars/Light Trucks................  4.6
                  Chemicals-Specialty...................  4.3
                  Banks-Commercial......................  4.1
                  Diversified Banking Institutions......  3.8
                  Brewery...............................  3.3
                  Real Estate Operations & Development..  2.9
                  Repurchase Agreements.................  2.7
                  Electronic Components-Semiconductors..  2.4
                  Computer Services.....................  2.4
                  Toys..................................  2.2
                  Retail-Consumer Electronics...........  2.2
                  Auto-Heavy Duty Trucks................  2.1
                  Food-Retail...........................  2.1
                  Non-Ferrous Metals....................  2.0
                  Insurance-Property/Casualty...........  1.9
                  Computers-Memory Devices..............  1.9
                  Medical Instruments...................  1.7
                  Building Products-Cement..............  1.6
                  Steel-Specialty.......................  1.4
                  Medical-Drugs.........................  1.4
                  Transport-Rail........................  1.3
                  Diversified Operations................  1.0
                  Electronic Components-Misc............  1.0
                  Rental Auto/Equipment.................  0.8
                  Electric Products-Misc................  0.6
                  Entertainment Software................  0.5
                  E-Services/Consulting.................  0.5
                                                         ----
                                                         99.1%
                                                         ====

COUNTRY ALLOCATION*

                              Japan......... 96.4%
                              United States.  2.7
                                             ----
                                             99.1%
                                             ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA JAPAN FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2015


                                                                VALUE
                   SECURITY DESCRIPTION               SHARES   (NOTE 2)
       COMMON STOCKS -- 96.4%
       AUTO-CARS/LIGHT TRUCKS -- 4.6%
         Mazda Motor Corp.(1)........................  54,900 $   871,581
         Nissan Motor Co., Ltd.(1)................... 104,100     958,914
                                                              -----------
                                                                1,830,495
                                                              -----------
       AUTO-HEAVY DUTY TRUCKS -- 2.1%
         Hino Motors, Ltd.(1)........................  81,600     833,523
                                                              -----------
       AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 9.0%
         NGK Spark Plug Co., Ltd.(1).................  51,500   1,182,591
         Sumitomo Electric Industries, Ltd.(1).......  61,750     793,337
         Toyota Industries Corp.(1)..................  33,580   1,600,617
                                                              -----------
                                                                3,576,545
                                                              -----------
       BANKS-COMMERCIAL -- 4.1%
         Mizuho Financial Group, Inc.(1)............. 520,700     978,061
         Shinsei Bank, Ltd.(1)....................... 304,900     629,804
                                                              -----------
                                                                1,607,865
                                                              -----------
       BREWERY -- 3.3%
         Asahi Group Holdings, Ltd.(1)...............  39,500   1,285,470
                                                              -----------
       BUILDING PRODUCTS-CEMENT -- 1.6%
         Taiheiyo Cement Corp.(1).................... 209,000     628,827
                                                              -----------
       CHEMICALS-SPECIALTY -- 4.3%
         Shin-Etsu Chemical Co., Ltd.(1).............  26,600   1,367,213
         Tokyo Ohka Kogyo Co., Ltd.(1)...............  12,060     321,175
                                                              -----------
                                                                1,688,388
                                                              -----------
       COMPUTER SERVICES -- 2.4%
         SCSK Corp.(1)...............................  25,400     955,105
                                                              -----------
       COMPUTERS-INTEGRATED SYSTEMS -- 4.7%
         Fujitsu, Ltd.(1)............................ 427,105   1,862,561
                                                              -----------
       COMPUTERS-MEMORY DEVICES -- 1.9%
         TDK Corp.(1)................................  13,400     762,198
                                                              -----------
       DIVERSIFIED BANKING INSTITUTIONS -- 3.8%
         Mitsubishi UFJ Financial Group, Inc.(1)..... 250,120   1,511,689
                                                              -----------
       DIVERSIFIED OPERATIONS -- 1.0%
         Seiko Holdings Corp.(1).....................  69,500     405,119
                                                              -----------
       E-COMMERCE/PRODUCTS -- 5.1%
         Rakuten, Inc.(1)............................ 157,560   2,020,673
                                                              -----------
       E-SERVICES/CONSULTING -- 0.5%
         Digital Garage, Inc.(1).....................  14,200     197,100
                                                              -----------
       ELECTRIC PRODUCTS-MISC. -- 0.6%
         Funai Electric Co., Ltd.(1).................  24,800     230,016
                                                              -----------
       ELECTRONIC COMPONENTS-MISC. -- 1.0%
         Minebea Co., Ltd.(1)........................  35,700     380,092
                                                              -----------
       ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.4%
         Rohm Co., Ltd.(1)...........................   3,600     160,957
         Sumco Corp.(1)..............................  89,000     798,829
                                                              -----------
                                                                  959,786
                                                              -----------

                                                               VALUE
                   SECURITY DESCRIPTION              SHARES   (NOTE 2)
       ENTERTAINMENT SOFTWARE -- 0.5%
         Nexon Co., Ltd.(1).........................  15,700 $   210,282
                                                             -----------
       FOOD-RETAIL -- 2.1%
         Seven & I Holdings Co., Ltd.(1)............  17,700     810,971
                                                             -----------
       INSURANCE-LIFE/HEALTH -- 8.8%
         Sony Financial Holdings, Inc.(1)........... 112,795   1,857,502
         T&D Holdings, Inc.(1)...................... 137,890   1,633,206
                                                             -----------
                                                               3,490,708
                                                             -----------
       INSURANCE-PROPERTY/CASUALTY -- 1.9%
         Tokio Marine Holdings, Inc.(1).............  20,380     762,708
                                                             -----------
       MEDICAL INSTRUMENTS -- 1.7%
         Olympus Corp.(1)...........................  21,550     671,083
                                                             -----------
       MEDICAL-DRUGS -- 1.4%
         Takeda Pharmaceutical Co., Ltd.(1).........  12,500     550,963
                                                             -----------
       MISCELLANEOUS MANUFACTURING -- 0.0%
         Peace Mark Holdings, Ltd.+(2)(3)...........   8,000           0
                                                             -----------
       NON-FERROUS METALS -- 2.0%
         Mitsubishi Materials Corp.(1).............. 264,205     805,958
                                                             -----------
       REAL ESTATE OPERATIONS & DEVELOPMENT -- 2.9%
         Leopalace21 Corp.+(1)...................... 241,600   1,132,337
                                                             -----------
       RENTAL AUTO/EQUIPMENT -- 0.8%
         Kanamoto Co., Ltd.(1)......................  17,300     311,437
                                                             -----------
       RETAIL-CONSUMER ELECTRONICS -- 2.2%
         K's Holdings Corp.(1)......................  27,200     856,386
                                                             -----------
       STEEL-SPECIALTY -- 1.4%
         Hitachi Metals, Ltd.(1)....................  47,465     553,273
                                                             -----------
       TELEPHONE-INTEGRATED -- 8.0%
         Nippon Telegraph & Telephone Corp.(1)......  32,240   1,132,260
         SoftBank Group Corp.(1)....................  44,200   2,033,660
                                                             -----------
                                                               3,165,920
                                                             -----------
       TELEVISION -- 6.8%
         Nippon Television Holdings, Inc.(1)........ 121,450   1,966,548
         TV Asahi Holdings Corp.(1).................  48,210     738,750
                                                             -----------
                                                               2,705,298
                                                             -----------
       TOYS -- 2.2%
         Bandai Namco Holdings, Inc.(1).............  17,100     398,275
         Nintendo Co., Ltd.(1)......................   2,740     462,901
                                                             -----------
                                                                 861,176
                                                             -----------
       TRANSPORT-RAIL -- 1.3%
         East Japan Railway Co.(1)..................   6,150     520,438
                                                             -----------
       TOTAL LONG-TERM INVESTMENT SECURITIES
          (cost $42,169,948)........................          38,144,390
                                                             -----------

        SUNAMERICA JAPAN FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2015 -- (CONTINUED)


                                                       PRINCIPAL    VALUE
                SECURITY DESCRIPTION                    AMOUNT     (NOTE 2)
  REPURCHASE AGREEMENTS -- 2.7%
    Agreement with State Street Bank and Trust Co.,
     bearing interest at 0.00%, dated 09/30/2015,
     to be repurchased 10/01/2015 in the amount
     $1,066,000 collateralized by $1,070,000 of
     U.S. Treasury Notes, bearing interest at
     2.00% due 02/15/2020 and having an
     approximate value of $1,091,400
     (cost $1,066,000)............................... $1,066,000  $ 1,066,000
                                                                  -----------
  TOTAL INVESTMENTS
     (cost $43,235,948)(4)...........................       99.1%  39,210,390
  Other assets less liabilities......................        0.9      373,485
                                                      ----------  -----------
  NET ASSETS                                               100.0% $39,583,875
                                                      ==========  ===========

--------
+  Non-income producing security
(1)Security was valued using fair value procedures at September 30, 2015. The aggregate value of these securities was $38,144,390 representing 96.4% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity securities.
(2)Fair valued security. Securities are classified as Level 3 based on the Securities Valuations inputs; See Note 2.
(3)Illiquid security. At September 30, 2015, the aggregate value of these securities was $0 representing 0.0% of net assets.
(4)See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2015 (see Note 2):

                               LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                   QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                               --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks:
  Miscellaneous Manufacturing.          $--             $        --             $ 0           $         0
  Other Industries............           --              38,144,390              --            38,144,390
Repurchase Agreements.........           --               1,066,000              --             1,066,000
                                        ---             -----------             ---           -----------
TOTAL INVESTMENTS AT VALUE....          $--             $39,210,390             $ 0           $39,210,390
                                        ===             ===========             ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $22,163,453 were transferred from Level 1 to Level 2 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2015

Note 1. Organization

   SunAmerica Equity Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 18, 1986. It currently consists of two different funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management, LLC. (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: SunAmerica International Dividend Strategy Fund ("International Dividend Strategy Fund"), or SunAmerica Japan Fund ("Japan Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes.

   The investment objective and principal investment techniques for each of the Funds are as follows:

   INTERNATIONAL DIVIDEND STRATEGY FUND seeks total return by employing a "buy and hold" strategy to identify approximately 50 to 100 high dividend yielding equity securities selected annually from the MSCI ACWI ex-U.S. Index. At least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

   JAPAN FUND seeks long-term capital appreciation by active trading of securities of Japanese issuers and other investments that are tied economically to Japan ("Japanese companies"). Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in Japanese companies.

   Each Fund is organized as a "diversified" fund within the meaning of the 1940 Act.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares approximately eight years after purchase of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class C shares are offered at net asset value per share without an initial sales charge, although may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

   Class I shares are closed to new purchases, however, existing investors may continue to purchase shares through reinvestments of dividends and capital gains distributions.

   Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

   Class W shares of the International Dividend Strategy Fund commenced operations effective January 29, 2015. The International Dividend Strategy Fund and the Japan Fund stopped offering Class B shares for sale as of the close of business December 2, 2014. As of the close of business January 27, 2015, Class B shares of International Dividend Strategy Fund and Japan Fund converted to Class A shares.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Trust's registration statement. Class A and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except Class C shares are subject to higher distribution fee rates. Class I and Class W shares have not adopted a 12b-1 plan and make no payments thereunder, however, Class I and Class W shares pay a service fee to the Funds' distributor for providing administrative and shareholder services.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2015 -- (CONTINUED)


   INDEMNIFICATIONS: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   SECURITY VALUATION: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (the "Board") , etc.)
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The Summary of the Funds' assets and liabilities classified in the fair value hierarchy as of September 30, 2015, is reported on a schedule following the portfolio of investments.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2015 -- (CONTINUED)

   Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds, debentures, and other long-term debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

   The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   MASTER AGREEMENTS: The Funds have entered into Master Repurchase Agreements ("Master Agreements") with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Funds and applicable counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2015 -- (CONTINUED)

   more of the Funds' counterparties to elect early termination could cause the Funds to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As of September 30, 2015, the repurchase agreements held by the Funds are subject to master netting agreements. See the Portfolio of Investments for more information about a Fund's holdings in repurchase agreements.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Trust's custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

   As of September 30, 2015, the following Fund held an undivided interest in the joint repurchase agreement with State Street Bank & Trust Co.:

                                                           PERCENTAGE PRINCIPAL
FUND                                                       OWNERSHIP   AMOUNT
----                                                       ---------- ----------
International Dividend Strategy...........................    0.50%   $1,801,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   State Street Bank & Trust Co., dated September 30, 2015, bearing interest at a rate of 0.00% per annum, with a principal amount of $359,908,000, a repurchase price of $359,908,000, and a maturity date of October 1, 2015. The repurchase agreement is collateralized by the following:

                               INTEREST                PRINCIPAL
TYPE OF COLLATERAL               RATE   MATURITY DATE   AMOUNT        VALUE
------------------             -------- ------------- ------------ ------------
U.S. Treasury Notes...........   1.63%   12/31/2019   $100,000,000 $101,625,000
U.S. Treasury Notes...........   1.75    05/15/2023     92,165,000   91,819,381
U.S. Treasury Notes...........   2.63    08/15/2020    112,160,000  118,749,400
U.S. Treasury Notes...........   3.38    11/15/2019     50,000,000   54,914,050

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

   Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

   Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2015 -- (CONTINUED)


   Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital share activity of the respective class).

   Expenses common to all Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Dividends from net investment income, if any, are normally paid quarterly for the International Dividend Strategy Fund. The Japan Fund pays annually. Capital gain distributions, if any, are paid annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012 - 2014 or expected to be taken in each Fund's 2015 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2012.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the year.

   Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2015 -- (CONTINUED)

   corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates.

   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                     MANAGEMENT
FUND                                                                    FEES
----                                                                 ----------
International Dividend Strategy Fund................................    1.00%
Japan Fund..........................................................    1.15

   For the year ended September 30, 2015, SunAmerica earned fees in the amounts stated in the Statement of Operations.

   The Japan Fund is subadvised by Wellington Management Company LLP ("Wellington Management") pursuant to a subadvisory agreement with SunAmerica. Wellington Management receives an annual fee of 0.45% of average daily net assets of the Japan Fund, which is paid by SunAmerica.

   SunAmerica has contractually agreed to waive fees or reimburse expenses to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Class's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes governmental fees and other expenses not incurred in the ordinary course of the Funds' business. The contractual fee waivers and expense reimbursements will continue in effect indefinitely unless terminated by the Trustees, including a majority of the Disinterested Trustees.

                                                                 FUND PERCENTAGE
                                                                 ---------------
International Dividend Strategy Fund Class A....................      1.90%
International Dividend Strategy Fund Class B....................      2.55
International Dividend Strategy Fund Class C....................      2.55
International Dividend Strategy Fund Class I ...................      1.80
International Dividend Strategy Fund Class W....................      1.70
Japan Fund Class A..............................................      1.90
Japan Fund Class B..............................................      2.55
Japan Fund Class C..............................................      2.55

   Any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within two years after the occurrence of the waiver and/or reimbursement, provided that the Funds are able to effect such payments to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

   For the year ended September 30, 2015, pursuant to the contractual expense limitations referred to above, SunAmerica has waived or reimbursed expenses as follows:

                                                                  OTHER EXPENSE
FUND                                                               REIMBURSED
----                                                              -------------
Japan Fund....................................................... $9,052

FUND                                                                     AMOUNT
----                                                                     -------
International Dividend Strategy Fund Class A............................ $   204
International Dividend Strategy Fund Class B............................   1,166
International Dividend Strategy Fund Class C............................  12,717
International Dividend Strategy Fund Class I............................      --
International Dividend Strategy Fund Class W............................  14,601
Japan Fund Class A......................................................  73,638
Japan Fund Class B......................................................   6,695
Japan Fund Class C......................................................  24,456

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2015 -- (CONTINUED)


   For the year ended September 30, 2015, the amounts recouped by SunAmerica are as follows:

FUND                                                                     AMOUNT
----                                                                     -------
International Dividend Strategy Class A................................. $ 6,671
International Dividend Strategy Class B.................................     148
International Dividend Strategy Class C.................................  17,817
International Dividend Strategy Class I.................................      --
International Dividend Strategy Class W.................................     591
Japan Fund Class A......................................................      --
Japan Fund Class B......................................................      --
Japan Fund Class C......................................................     443

   At September 30, 2015, expenses previously waived and/or reimbursed by SunAmerica during the prior two years that remain subject to recoupment and expires during the time periods indicated are as follows:

                                                OTHER EXPENSES REIMBURSED
                                          -------------------------------------
                                          SEPTEMBER 30, 2016 SEPTEMBER 30, 2017
FUND                                      ------------------ ------------------
Japan Fund...............................      $16,212             $9,052

                                           CLASS SPECIFIC EXPENSES REIMBURSED
                                          -------------------------------------
                                          SEPTEMBER 30, 2016 SEPTEMBER 30, 2017
FUND                                      ------------------ ------------------
International Dividend Strategy Fund
 Class A.................................      $    --            $    --
International Dividend Strategy Fund
 Class C.................................        1,721             12,717
International Dividend Strategy Fund
 Class I.................................           --                 --
International Dividend Strategy Fund
 Class W.................................           --             14,010
Japan Fund Class A.......................       71,156             73,638
Japan Fund Class C.......................       24,375             24,456

   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each class of shares (other than Class I and Class W shares) (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan and Class C Plan, the Distributor receives a distribution fee from a Fund at an annual rate of 0.10% and 0.75%, respectively, of the average daily net assets of the Fund's Class A and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Plans provide that the Class A and Class C shares of each Fund will pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. Accordingly, for the year ended September 30, 2015, ACS received fees (see Statement of Operations) based upon the aforementioned rates.

   In addition, ACS is paid a fee of 0.25% and 0.15% of average daily net assets of Class I and Class W shares, respectively, in connection with providing administrative and shareholder services to Class I and Class W shareholders. For the year ended September 30, 2015, ACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   ACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A and Class C shares. ACS has advised the Funds that for the year ended

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2015 -- (CONTINUED)

   September 30, 2015, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                            CLASS A                           CLASS C
                                      ---------------------------------------------------- -------------
                                                                              CONTINGENT    CONTINGENT
                                       SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED
FUND                                  CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES
----                                  -------- -------------- -------------- ------------- -------------
International Dividend Strategy Fund. $202,551    $55,594        $114,802       $18,189       $27,319
Japan Fund...........................  130,962      4,392         107,161         5,405         3,486

   The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds pay a fee to SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets. For the year ended September 30, 2015, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                  EXPENSE               PAYABLE AT SEPTEMBER 30, 2015
                                      -------------------------------- -------------------------------
FUND                                  CLASS A  CLASS C CLASS I CLASS W CLASS A CLASS C CLASS I CLASS W
----                                  -------- ------- ------- ------- ------- ------- ------- -------
International Dividend Strategy Fund. $239,411 $73,192  $780   $15,249 $9,347  $3,484    $53   $2,063
Japan Fund...........................   75,128  11,250    --        --  5,619   1,275     --       --

   At September 30, 2015, the following affiliates owned a percentage of the outstanding shares of the following funds: Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio owned 10% and 8%, respectively, of the International Dividend Strategy Fund and Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio owned 34% and 7%, respectively, of the Japan Fund.

Note 4. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended September 30, 2015 were as follows:

                                                      INTERNATIONAL
                                                    DIVIDEND STRATEGY
                                                          FUND        JAPAN FUND
                                                    ----------------- -----------
Purchases (excluding U.S. government securities)...   $245,325,560    $57,173,008
Sales (excluding U.S. government securities).......    308,398,669     55,322,824
Purchase of U.S. government securities.............             --             --
Sales and maturities of U.S. government securities.             --             --

Note 5. Federal Income Taxes

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies and derivative transactions.

                                                   FOR THE YEAR ENDED SEPTEMBER 30, 2015
                                      ----------------------------------------------------------------
                                              DISTRIBUTABLE EARNINGS             TAX DISTRIBUTIONS
                                      --------------------------------------  ------------------------
                                                 LONG-TERM      UNREALIZED
                                      ORDINARY GAINS/CAPITAL   APPRECIATION    ORDINARY    LONG-TERM
FUND                                   INCOME  LOSS CARRYOVER (DEPRECIATION)*   INCOME   CAPITAL GAINS
----                                  -------- -------------- --------------- ---------- -------------
International Dividend Strategy Fund. $     --  $(78,248,204)  $(12,244,533)  $3,056,264   $     --
Japan Fund...........................  605,141       632,720     (4,435,143)   2,692,687    364,700

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2015 -- (CONTINUED)


                                                            TAX DISTRIBUTIONS
                                                            FOR THE YEAR ENDED
                                                            SEPTEMBER 30, 2014
                                                         ------------------------
                                                          ORDINARY    LONG-TERM
FUND                                                       INCOME   CAPITAL GAINS
----                                                     ---------- -------------
International Dividend Strategy Fund.................... $5,291,172   $     --
Japan Fund..............................................  1,911,294    823,377

   For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of September 30, 2015, which are available to offset future capital gains, if any:

FUND                                           CAPITAL LOSS CARRYFORWARD+            UNLIMITED+
----                                       ----------------------------------- ----------------------
                                              2016        2017        2018         ST          LT
                                           ----------- ----------- ----------- ----------- ----------
International Dividend Strategy Fund*..... $25,210,425 $16,578,456 $19,381,525 $11,958,054 $5,119,744
Japan Fund................................          --          --          --          --         --

--------
+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.
* The capital loss carryforwards include realized capital losses from the acquisition of other funds. Certain losses may be subject to annual limitations imposed by the Internal Revenue Code. Therefore, it is possible that not all of the capital losses will be available for use. As of September 30, 2015, based on current tax law, the International Dividend Strategy Fund has $0 of capital losses that will not be available for use.

   The Funds indicated below had expired capital loss carryforwards in the year ended September 30, 2015.

                                                                    CAPITAL LOSS
                                                                    CARRYFORWARD
FUND                                                                  EXPIRED
----                                                                ------------
International Dividend Strategy Fund............................... $31,528,888
Japan Fund.........................................................          --

   Under the current law, capital losses realized after October 31 and late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended September 30, 2015, the Funds elected to defer late year ordinary losses and post October capital losses as follows:

                                      DEFERRED  DEFERRED POST- DEFERRED POST-
                                      LATE YEAR OCTOBER SHORT- OCTOBER LONG-
                                      ORDINARY   TERM CAPITAL   TERM CAPITAL
FUND                                    LOSS         LOSS           LOSS
----                                  --------- -------------- --------------
International Dividend Strategy Fund. $312,126   $21,574,237    $14,779,821
Japan Fund...........................       --            --             --

   For the year ended September 30, 2015, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to disposition of passive foreign investment companies securities, net operating losses, expired capital loss carryforwards and foreign currency transactions to the components of net assets as follows:

                                          ACCUMULATED            ACCUMULATED
                                       UNDISTRIBUTED NET      UNDISTRIBUTED NET
FUND                                INVESTMENT INCOME (LOSS) REALIZED GAIN (LOSS) CAPITAL PAID-IN
----                                ------------------------ -------------------- ---------------
International Dividend Strategy
 Fund..............................        $(570,665)            $32,099,553       $(31,528,888)
Japan Fund.........................          285,969                (285,969)                --

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2015 -- (CONTINUED)


   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows at September 30, 2015:

                                                        INTERNATIONAL
                                                          DIVIDEND
                                                        STRATEGY FUND  JAPAN FUND
                                                        ------------- -----------
Cost (tax basis)....................................... $117,039,267  $43,625,417
                                                        ============  ===========
Appreciation...........................................    1,333,110      641,266
Depreciation...........................................  (13,546,603)  (5,056,293)
                                                        ------------  -----------
Net unrealized appreciation (depreciation)............. $(12,213,493) $(4,415,027)
                                                        ============  ===========

Note 6. Capital Share Transactions

   Transactions in capital shares of each class of each Fund were as follows:

                                              INTERNATIONAL DIVIDEND STRATEGY FUND
                ------------------------------------------------------------------------------------------------
                                      CLASS A                                          CLASS B
                --------------------------------------------------  --------------------------------------------
                         FOR THE                   FOR THE                 FOR THE                FOR THE
                       YEAR ENDED                YEAR ENDED              PERIOD ENDED            YEAR ENDED
                   SEPTEMBER 30, 2015        SEPTEMBER 30, 2014       JANUARY 27, 2015+      SEPTEMBER 30, 2014
                ------------------------  ------------------------  ---------------------  ---------------------
                  SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares
 sold(1)(2)....  3,815,299  $ 38,450,295  10,141,651  $122,319,215    75,544  $   739,541   706,588  $ 7,873,260

 Reinvested
 dividends.....    208,390     1,922,494     278,544     3,325,814     2,001       17,288    13,528      148,269
Shares
 redeemed(1)(2) (9,399,622)  (94,027,602) (4,515,532)  (52,501,032) (887,831)  (8,119,762) (478,112)  (5,107,918)
                ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net
 increase
 (decrease).... (5,375,933) $(53,654,813)  5,904,663  $ 73,143,997  (810,286) $(7,362,933)  242,004  $ 2,913,611
                ==========  ============  ==========  ============  ========  ===========  ========  ===========

                                              INTERNATIONAL DIVIDEND STRATEGY FUND
                ------------------------------------------------------------------------------------------------
                                      CLASS C                                          CLASS I
                --------------------------------------------------  --------------------------------------------
                         FOR THE                   FOR THE                 FOR THE                FOR THE
                       YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                   SEPTEMBER 30, 2015        SEPTEMBER 30, 2014       SEPTEMBER 30, 2015     SEPTEMBER 30, 2014
                ------------------------  ------------------------  ---------------------  ---------------------
                  SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares
 sold..........    759,519  $  6,998,554   2,566,050  $ 28,424,533        --  $        --        --  $        --

 Reinvested
 dividends.....     47,193       397,757      64,750       706,088       868        8,089     1,694       19,978
Shares
 redeemed...... (2,224,195)  (20,040,819)   (524,134)   (5,543,315)   (3,310)     (33,283)  (67,379)    (763,521)
                ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net
 increase
 (decrease).... (1,417,483) $(12,644,508)  2,106,666  $ 23,587,306    (2,442) $   (25,194)  (65,685) $  (743,543)
                ==========  ============  ==========  ============  ========  ===========  ========  ===========

                       INTERNATIONAL DIVIDEND STRATEGY FUND
                --------------------------------------------------
                                     CLASS W+
                --------------------------------------------------
                         FOR THE
                PERIOD JANUARY 29, 2015*
                         THROUGH
                   SEPTEMBER 30, 2015
                ------------------------
                  SHARES       AMOUNT
                ----------  ------------
Shares
 sold..........  2,449,993  $ 24,413,106

 Reinvested
 dividends.....     13,417       124,765
Shares
 redeemed...... (1,140,204)  (11,119,553)
                ----------  ------------
Net
 increase
 (decrease)....  1,323,206  $ 13,418,318
                ==========  ============

--------
(1)For the year ended September 30, 2015, includes automatic conversion of 406,607 shares of Class B shares in the amount of $3,699,759 to 371,580 shares of Class A shares in the amount of $3,699,759.
(2)For the year ended September 30, 2014, includes automatic conversion of 45,073 shares of Class B shares in the amount of $486,223 to 41,253 shares of Class A shares in the amount of $486,223.
+  See Note 1
*  Commencement of operations

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2015 -- (CONTINUED)


                                   JAPAN FUND                                   JAPAN FUND
                ------------------------------------------------  --------------------------------------
                                     CLASS A                                      CLASS B
                ------------------------------------------------  --------------------------------------
                         FOR THE                  FOR THE               FOR THE             FOR THE
                       YEAR ENDED               YEAR ENDED           PERIOD ENDED         YEAR ENDED
                   SEPTEMBER 30, 2015       SEPTEMBER 30, 2014     JANUARY 27, 2015+  SEPTEMBER 30, 2014
                ------------------------  ----------------------  ------------------  ------------------
                  SHARES       AMOUNT       SHARES      AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT
                ----------  ------------  ---------  -----------  -------  ---------  -------  ---------
Shares
 sold(1)(2)....  1,683,479  $ 12,676,567  2,116,814  $16,579,584    1,981  $  13,696   58,674  $ 441,558

 Reinvested
 dividends.....    343,801     2,275,963    309,873    2,283,764    6,208     39,607    4,679     33,410
Shares
 redeemed(1)(2) (1,774,614)  (12,993,637)  (966,612)  (7,367,031) (74,653)  (498,060) (27,265)  (197,151)
                ----------  ------------  ---------  -----------  -------  ---------  -------  ---------
Net
 increase
 (decrease)....    252,666  $  1,958,893  1,460,075  $11,496,317  (66,464) $(444,757)  36,088  $ 277,817
                ==========  ============  =========  ===========  =======  =========  =======  =========

                                   JAPAN FUND
                ------------------------------------------------
                                     CLASS C
                ------------------------------------------------
                         FOR THE                  FOR THE
                       YEAR ENDED               YEAR ENDED
                   SEPTEMBER 30, 2015       SEPTEMBER 30, 2014
                ------------------------  ----------------------
                  SHARES       AMOUNT       SHARES      AMOUNT
                ----------  ------------  ---------  -----------
Shares
 sold..........    773,451  $  5,476,838    435,837  $ 3,249,375

 Reinvested
 dividends.....     28,554       181,886      9,799       69,866
Shares
 redeemed......   (269,844)   (1,879,020)  (117,582)    (865,845)
                ----------  ------------  ---------  -----------
Net
 increase
 (decrease)....    532,161  $  3,779,704    328,054  $ 2,453,396
                ==========  ============  =========  ===========

--------
(1)For the year ended September 30, 2015, includes automatic conversion of 36,409 shares of Class B shares in the amount of $242,562 to 35,052 shares of Class A shares in the amount of $242,562.
(2)For the year ended September 30, 2014, includes automatic conversion of 4,388 shares of Class B shares in the amount of $32,062 to 4,236 shares of Class A shares in the amount of $32,062.
+  See Note 1

Note 7. Line of Credit

   The Trust, along with certain other funds managed by the Adviser, has access to a $75 million committed and a $50 million uncommitted line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company, the Trust's custodian. Interest is currently payable on the committed line of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 20 basis points per annum on the daily unused portion of the committed line of credit and a one-time closing fee of 5 basis points on the uncommitted line of credit. Borrowings under the line of credit will commence when the respective Portfolio's cash shortfall exceeds $100,000. For the year ended September 30, 2015, the following Funds had borrowings:

                                                               AVERAGE   WEIGHTED
                                            DAYS     INTEREST    DEBT    AVERAGE
FUND                                     OUTSTANDING CHARGES   UTILIZED  INTEREST
----                                     ----------- -------- ---------- --------
International Dividend Strategy Fund....     35       $1,568  $1,184,655   1.38%
Japan Fund..............................      5           96     500,108   1.38

   At September 30, 2015, there were no borrowings outstanding.

Note 8. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction.

   For the year ended September 30, 2015, none of the Funds participated in this program.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2015 -- (CONTINUED)


Note 9. Trustees' Retirement Plan

   The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee/Director"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statements of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statements of Operations.

                                      RETIREMENT PLAN RETIREMENT PLAN RETIREMENT PLAN
FUND                                     LIABILITY        EXPENSE        PAYMENTS
----                                  --------------- --------------- ---------------
                                                 AS OF SEPTEMBER 30, 2015
                                      -----------------------------------------------
International Dividend Strategy Fund.       $--             $1             $444
                                            ===             ==             ====

Note 10. Investment Concentration

   The Funds invest internationally, including in "emerging market" countries. Emerging market securities involve risks not typically associated with investing in securities of issuers in more developed markets. The markets of emerging market countries are typically more volatile and potentially less liquid than more developed countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, because the Japan Fund concentrates its investments in Japan, the Fund's performance is expected to be closely tied to social, political and economic conditions of that country. These risks are primary risks of the Japan Fund.

        SUNAMERICA EQUITY FUNDS
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the SunAmerica Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the two funds constituting the SunAmerica Equity Funds (the "Funds") at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
November 20, 2015

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2015 -- (UNAUDITED)

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of SunAmerica Equity Funds (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust or its separate series (each, a "Fund," and collectively, the "Funds"), SunAmerica Asset Management, LLC ("SunAmerica") or Wellington Management Company LLP (the "Subadviser"), approved the continuation of the Investment Advisory and Management Agreement between the Trust, on behalf of the Funds, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2016 at an in-person meeting held on June 2, 2015 (the "Meeting"). The Trust currently consists of the following two separate Funds:
SunAmerica International Dividend Strategy Fund ("International Dividend Strategy Fund") and the SunAmerica Japan Fund ("Japan Fund"). At the Meeting, the Board, including the Independent Trustees, also approved the continuation of the Subadvisory Agreement between SunAmerica and the Subadviser with respect to the Japan Fund for a one-year period ending June 30, 2016 (the "Subadvisory Agreement," and together with the Advisory Agreement, the "Agreements").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadviser provided, materials relating to the Board's consideration of whether to approve the continuation of the Agreements. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadviser;
(b) information independently compiled and prepared by Lipper, Inc. ("Lipper"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised or subadvised by SunAmerica or the Subadviser with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica, and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information about SunAmerica's and the Subadviser's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates, and the Subadviser, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY SUNAMERICA AND THE SUBADVISER. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Trust without compensation. The Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadviser. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreement.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board further considered certain strategic changes that SunAmerica had implemented with respect to its investment department, and concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2015 -- (UNAUDITED) (CONTINUED)


The Board also considered SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2015, SunAmerica managed, advised and/or administered approximately $74.7 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Funds.

The Board also considered the nature, quality and extent of services provided by the Subadviser with respect to the Japan Fund. The Board observed that the Subadviser is responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Japan Fund, subject to the oversight and review of SunAmerica. The Board reviewed the Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds and other key personnel of the Subadviser, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with the Subadviser, that the Subadviser:
(i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered the Subadviser's code of ethics and its risk management processes. The Board further observed that the Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectus. The Board also reviewed the Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadviser from effectively serving as a subadviser to the Fund. The Board concluded that the nature and extent of services provided by the Subadviser under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fee and that the quality of services continues to be high.

INVESTMENT PERFORMANCE. The Board, including the Independent Trustees, also considered the investment performance of SunAmerica and the Subadviser with respect to the Funds, as applicable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer group ("Peer Group") and/or peer universe ("Peer Universe") as independently determined by Lipper and to an appropriate index or combination of indices, including the Funds' benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes.

The Board noted that performance information was for the periods ended March
31, 2015. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

International Dividend Strategy Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods and that the Fund underperformed its Lipper Index for the one-year period. The Board noted management's discussion of the Fund's performance, including the fact that SunAmerica had assumed day-to-day management of the Fund in July 2012 and that, in connection with this change, the Fund changed its name and certain other changes were made to the Fund's investment goal, principal investment strategy and principal investment techniques, and that performance prior to July 2012 does not reflect that of the Fund's current strategy. The Board concluded that the Fund's performance was being addressed.

Japan Fund. The Board considered that the Fund's performance was below the median of its Peer Group for the one-, two- and three-year periods, and below the median of its Peer Universe for the one-year period and above the median of its Peer Universe for the two- and three-year periods. The Board also considered that the Fund outperformed its Lipper Index for the two-year period and underperformed its Lipper Index for the one- and three-year periods. The Board further considered that effective January 27, 2012, the Fund changed its name and certain of the Fund's principal investment strategies and techniques, and the Subadviser was appointed as

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2015 -- (UNAUDITED) (CONTINUED)

the subadviser to the Fund. The Board noted management's discussion of the Fund's performance, including that such performance had improved since the Subadviser assumed management of the Fund and concluded that the Fund's performance was satisfactory in view of all factors considered.

While the Board noted its concern with respect to the performance of the Funds, it further considered the strategy and manager changes that had been made to the International Dividend Strategy Fund and the Japan Fund in July 2012 and January 2012, respectively. Accordingly, the Board observed that appropriate resources were being dedicated to the Funds to address these performance concerns. The Board also noted that it would continue to evaluate each Fund's performance, including in connection with the strategy and manager changes.

CONSIDERATION OF THE MANAGEMENT FEES AND SUBADVISORY FEE AND THE COST OF THE SERVICES AND PROFITS TO BE REALIZED BY SUNAMERICA, THE SUBADVISER AND THEIR AFFILIATES FROM THE RELATIONSHIP WITH THE FUNDS. The Board, including the Independent Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadviser or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the Fund's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board further noted that SunAmerica serves as subadviser to certain of these similar mutual funds and observed that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager and adviser to the Fund. The Board then noted the management fees paid by the Funds were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report independently prepared by Lipper. The report showed comparative fee information of the Fund's Peer Group and/or Peer Universe that the Board used as a guide to help assess the reasonableness of the subadvisory fee. The Board noted that the Peer Group/Universe information as a whole was useful in assessing whether the Subadviser was providing services at a cost that was competitive with other, similar funds. The Trustees also considered that the subadvisory fee is paid by SunAmerica out of its management fee and not by the Japan Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fee paid out by SunAmerica and the amount of the management fee which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadviser, respectively.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2015 -- (UNAUDITED) (CONTINUED)


The Board also considered fees received by the Subadviser with respect to other mutual funds and accounts with similar investment strategies to the Japan Fund for which it serves as subadviser, to the extent applicable. The Board noted in particular that the similar accounts identified by the Subadviser were institutional separate accounts, and the Subadviser highlighted certain differences between these separate accounts and the Fund, including that these separate accounts are subject to different investment limitations and restrictions and do not experience daily cash flows in a manner similar to the Fund. The Board then noted that the subadvisory fee paid by SunAmerica to the Subadviser was reasonable as compared to fees the Subadviser receives for other accounts for which it serves as subadviser.

International Dividend Strategy Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board also took into account management's discussion of the Fund's expenses.

Japan Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were equal to the median of its Peer Group and above the median of its Peer Universe. The Board took into account management's discussion of the Fund's expenses, including the size of the Peer Group.

PROFITABILITY. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursement agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement, including the amount of management fees it retained after payment to the Subadviser, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial reports from the Subadviser and considered whether the Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadviser had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fees and subadvisory fees were reasonable in light of the factors discussed above.

ECONOMIES OF SCALE. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of one or more classes of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2015 -- (UNAUDITED) (CONTINUED)


The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadviser's management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

OTHER FACTORS. In consideration of the Agreements, the Board also received information regarding SunAmerica's and the Subadviser's brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadviser are responsible for decisions to buy and sell securities for the applicable Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and the Subadviser derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadviser in return for allocating brokerage.

CONCLUSION. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2016. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2015 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                     NUMBER OF
                        POSITION       TERM OF                                     PORTFOLIOS IN
        NAME,           HELD WITH    OFFICE AND                                    FUND COMPLEX
     ADDRESS AND        SUNAMERICA    LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS
         AGE*            COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS         TRUSTEE(1)         HELD BY TRUSTEE(2)
----------------------- ----------  --------------  ------------------------------ ------------- -------------------------------
DISINTERESTED TRUSTEES

Dr. Judith L. Craven    Trustee     2001-present    Retired.                            77       Director, Sysco Corp. (1996
Age: 69                                                                                          to present); Director, Luby's,
                                                                                                 Inc. (1998 to present).

William F. Devin        Trustee     2001-present    Retired.                            77       None
Age: 76

Richard W. Grant        Trustee     2011-present    Retired. Prior to that,             28       None
Age: 69                 Chairman                    Attorney and partner at
                        of the                      Morgan Lewis & Bockius
                        Board                       LLP (1989 to 2011).

Stephen J. Gutman       Trustee     1985-present    Vice President and Associate        28       None
Age: 72                                             Broker, Corcoran Group (real
                                                    estate) (2002 to present);
                                                    President and Member of
                                                    Managing Directors, Beau
                                                    Brummell Soho LLC
                                                    (licensing of menswear
                                                    specialty retailing and other
                                                    activities) (1995 to 2009).
                                                    President, SJG Marketing
                                                    Inc. (2009 to present).

INTERESTED TRUSTEES

Peter A. Harbeck(3)     Trustee     1995-present    President, CEO and Director,        137      None
Age: 61                                             SunAmerica. (1995 to
                                                    present); Director, AIG
                                                    Capital Services, Inc.
                                                    ("ACS") (1993 to present);
                                                    Chairman (2004-Present),
                                                    President and CEO, Advisor
                                                    Group, Inc. (2013-Present).

William J. Shea(5)      Trustee     2004-present    Executive Chairman, Caliber,        28       Director, Boston Private
Age: 67                                             Inc. (formerly Lucid, Inc.),                 Financial Holdings (2004 to
                                                    (medical devices) (2007 to                   present); Chairman, Demoulas
                                                    present); Managing Partner,                  Supermarkets (1999-present).
                                                    DLB Capital, LLC (private
                                                    equity) (2006 to 2007).

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2015 -- (UNAUDITED) (CONTINUED)

                                                                                    NUMBER OF
                     POSITION HELD     TERM OF                                    PORTFOLIOS IN
      NAME,              WITH        OFFICE AND                                   FUND COMPLEX
    ADDRESS AND       SUNAMERICA      LENGTH OF        PRINCIPAL OCCUPATIONS       OVERSEEN BY  OTHER DIRECTORSHIPS
       AGE*            COMPLEX      TIME SERVED(4)      DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
-------------------- -------------  --------------  ----------------------------- ------------- -------------------
OFFICERS

John T. Genoy        President      2007-present    Chief Financial Officer,           N/A      N/A
Age: 47                                             SunAmerica (2002 to
                                                    present); Senior Vice
                                                    President, SunAmerica (2003
                                                    to present); Chief Operating
                                                    Officer, SunAmerica
                                                    (2006 to present).

Gregory N. Bressler  Secretary      2005-present    Senior Vice President and          N/A      N/A
Age: 49                                             General Counsel,
                                                    SunAmerica (2005 to
                                                    present).

Kathleen Fuentes     Chief Legal    2013-present    Vice President and Deputy          N/A      N/A
Age: 46              Officer and                    General Counsel,
                     Assistant                      SunAmerica (2006 to
                     Secretary                      present)

James Nichols        Vice           2006-present    Director, President and CEO,       N/A      N/A
Age: 49              President                      ACS (2006 to present);
                                                    Senior Vice President,
                                                    SunAmerica (2002 to
                                                    present).

Katherine Stoner     Vice           2011-present    Vice President, SunAmerica         N/A      N/A
Age: 58              President                      (2011 to present). Vice
                     and                            President, The Variable
                     Chief                          Annuity Life Insurance
                     Compliance                     Company ("VALIC") and
                     Officer                        Western National Life
                     ("CCO")                        Insurance Company
                                                    ("WNL") and American
                                                    General Distributors, Inc.
                                                    (2006-present); Deputy
                                                    General Counsel and
                                                    Secretary, VALIC and WNL
                                                    (2007-2011); Vice President,
                                                    VALIC Financial Advisors,
                                                    Inc. and VALIC Retirement
                                                    Services Company (2010-
                                                    present).

Kara Murphy          Vice           2014-present    Chief Investment Officer,          N/A      N/A
Age: 42              President                      SunAmerica (2013 to
                                                    present)

Gregory R. Kingston  Treasurer      2014-present    Vice President and Head of         N/A      N/A
Age: 49                                             Mutual Fund Administration,
                                                    SunAmerica (2014 to
                                                    present)

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2015 -- (UNAUDITED) (CONTINUED)

                                                                                    NUMBER OF
                      POSITION HELD     TERM OF                                   PORTFOLIOS IN
       NAME,              WITH        OFFICE AND                                  FUND COMPLEX
    ADDRESS AND        SUNAMERICA      LENGTH OF        PRINCIPAL OCCUPATIONS      OVERSEEN BY  OTHER DIRECTORSHIPS
        AGE*            COMPLEX      TIME SERVED(4)     DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
--------------------- -------------  --------------  ---------------------------- ------------- -------------------

Shawn Parry            Vice          2005-present    Vice President (2014-             N/A      N/A
Age: 43                President                     Present) and Assistant Vice
                       and                           President, SunAmerica
                       Assistant                     (2005-2014)
                       Treasurer

Donna McManus          Vice          2014-present    Vice President, SunAmerica        N/A      N/A
Age: 54                President                     (2014 to present); Managing
                       and                           Director, BNY Mellon
                       Assistant                     (2009-2014).
                       Treasurer

Matthew J. Hackethal   Anti-         2006-present    Chief Compliance Officer,         N/A      N/A
Age: 43                Money                         SunAmerica (2006 to
                       Laundering                    present).
                       Compliance
                       Officer

--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1)The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (2 funds), SunAmerica Money Market Funds Inc. (1 fund), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios), VALIC Company I
   (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (20 portfolios) and SunAmerica Specialty Series (7 portfolios).
(2)Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(3)Interested Trustee, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4)Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed in Note 9 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.
(5)Interested Trustee, as defined within the 1940 Act, because of a family member affiliation with Wellington Management.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

        SUNAMERICA EQUITY FUNDS
        SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to the shareholders based upon each Fund's income and capital gain distributions for the taxable year ended September 30, 2015. The information and capital gain distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2016.

During the year ended September 30, 2015, the Funds paid the following long-term capital gains dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                             NET LONG-   QUALIFYING % FOR THE
                                               TERM         70% DIVIDENDS
  FUND                                     CAPITAL GAINS RECEIVED DEDUCTIONS
  ----                                     ------------- --------------------
  International Dividend Strategy Class A.     $  --             --  %
  International Dividend Strategy Class B.        --              --
  International Dividend Strategy Class C.        --              --
  International Dividend Strategy Class I.        --              --
  Japan Class A...........................      0.07              --
  Japan Class B...........................      0.07              --
  Japan Class C...........................      0.07              --

The International Dividend Strategy Fund and Japan Fund intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended September 30, 2015 was $607,770 and $67,186, respectively. The gross foreign source income for the information reporting is $7,112,849 and $643,522, respectively.

For the year ended September 30, 2015, certain dividends paid by the following funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                  FUND                               INCOME
                  ----                             ----------
                  International Dividend Strategy. $3,056,265
                  Japan...........................  2,692,687

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Equity Funds' portfolios to a similar investment in an index. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND

The SunAmerica International Dividend Strategy Fund Class A shares returned -27.24% (before maximum sales charge) for the 12-month period ended September 30, 2015. The Fund underperformed its benchmark, the MSCI ACWI ex-U.S. (Net)/*/, which returned -12.16% during the same period.

In terms of regional factors, the Fund's overweighted allocation to emerging market equities detracted from relative results. In particular, the Fund's overweighted allocation to Brazilian equities detracted, as the Brazilian equity market returned -48.19%/**/ during the annual period. Positioning in Canada, Norway, Turkey and Thailand hurt the Fund's relative results as well. Conversely, having an overweighted allocation to Taiwanese equities contributed to relative results, as Taiwan's equity market posted a return of -10.56% during the annual period, outpacing the MSCI ACWI ex-U.S. (Net). A combination of allocation positioning and security selection in Australia, the Netherlands, Israel, the U.K., Belgium and South Korea also proved effective.

From a sector perspective, stocks held within the Energy, Utilities, Telecommunication Services, Materials, Industrials and Consumer Staples sectors hampered results most. Having an overweighted allocation to Energy, which was the weakest sector in the MSCI ACWI ex-U.S. (Net) during the annual period, also hurt. Such detractors were only partially offset by the positive contributions made by stocks held within the Consumer Discretionary and Information Technology sectors. Having an overweighted allocation to the Telecommunication Services sector, which outpaced the MSCI ACWI ex-U.S. (Net) during the annual period, and an underweighted allocation to Materials, which was the second weakest sector in the MSCI ACWI ex-U.S. (Net) during the annual period, also buoyed the Fund's relative results.

Individual stock holdings that detracted most from Fund performance during the annual period were Colombian oil and gas exploration and production company PTT Exploration and Production PCL, Brazilian cosmetics manufacturer Natura Cosmeticos SA, Brazilian electric utilities network Cia Energetica de Minas Gerais (CEMIG), Brazilian integrated oil company Petroleo Brasileiro SA (Petrobras) and Brazilian steel producer Cia Siderugico Nacional. PTT Exploration suffered as a result of the steep decline in oil prices and the resulting impact of such on its cash flows and dividend. The other four major detractors from Fund results were Brazilian companies, each impacted by what was a difficult macro environment in the country. Some also faced company-specific or industry-focused headwinds. For example, shares of Natura Cosmeticos SA were also hurt by tougher competition and weak results. Petrobras additionally faced declining oil prices and a corruption scandal. Cia Siderugico Nacional saw its share price decline driven by weak global steel demand, which, in turn, led to a pricing environment that detracted from the company's profitability and cash flow.

The top individual positive contributors to Fund performance during the annual period were Taiwanese information technology components designer and manufacturer Pegatron Corp., Japanese homebuilder Sekisui House, Ltd., Netherlands-based international consumer staples retailer Koninklijke Ahold NV, U.K. cable and satellite TV and Internet services provider Sky PLC and Swiss reinsurance and insurance company Swiss Re AG. Pegatron Corp. performed strongly, particularly during the fourth quarter of 2014 and first quarter of 2015 on strong iPhone shipments, improving personal computer shipment data and good operating margin results. Supporting shares of Sekisui House, Ltd. was a solid recovery in housing market orders, especially during the first half of 2015. Shares of Koninklijke Ahold NV traded up on improved execution, market share gains, strong return of cash to shareholders and news flow around merger speculation. Sky benefited from solid customer growth as well as lower churn, or subscriber turnover, though much of the annual period. The company also saw good growth in and acceptance of its original content. Swiss Re's performance was driven primarily by steady quarterly results and strong capital returns to shareholders.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

When investing internationally, the value of an investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. Also, while the Fund seeks to invest in a wide range of countries, volatility in a single country or region in which the Fund invests a significant portion of its assets may affect performance. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

The Fund employs a Disciplined Strategy and will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

/*/The MSCI ACWI (All Country World Index) ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

/**/All market returns are expressed in U.S. dollar terms unless specified otherwise.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in International Dividend Strategy Fund Class A shares would be valued at $7,415. The same amount invested in securities mirroring the performance of the MSCI ACWI ex-U.S. (Net) would be valued at $13,481.

                             [CHART]

                International             MSCI All
              Dividend Strategy            ex-U.S.
                 Class A/#/              Index (Net)**
              ------------------      ------------------
   9/30/2004      $ 9,427                $10,000.00
  10/31/2004        9,787                 10,347.16
  11/30/2004       10,397                 11,062.54
  12/31/2004       10,887                 11,536.64
   1/31/2005       10,712                 11,336.26
   2/28/2005       11,220                 11,892.34
   3/31/2005       10,896                 11,565.42
   4/30/2005       10,739                 11,268.87
   5/31/2005       10,749                 11,328.81
   6/30/2005       10,896                 11,537.13
   7/31/2005       11,294                 11,961.02
   8/31/2005       11,747                 12,263.32
   9/30/2005       12,052                 12,893.34
  10/31/2005       11,756                 12,423.11
  11/30/2005       12,116                 12,837.56
  12/31/2005       13,031                 13,453.88
   1/31/2006       13,993                 14,389.98
   2/28/2006       13,762                 14,345.82
   3/31/2006       14,233                 14,756.20
   4/30/2006       15,092                 15,507.80
   5/31/2006       14,510                 14,777.14
   6/30/2006       14,298                 14,756.00
   7/31/2006       14,399                 14,904.08
   8/31/2006       14,713                 15,321.81
   9/30/2006       14,649                 15,328.66
  10/31/2006       15,065                 15,951.43
  11/30/2006       15,481                 16,526.17
  12/31/2006       15,887                 17,039.67
   1/31/2007       16,007                 17,100.90
   2/28/2007       15,961                 17,202.73
   3/31/2007       16,368                 17,679.41
   4/30/2007       16,895                 18,485.79
   5/31/2007       17,246                 18,971.70
   6/30/2007       17,468                 19,126.53
   7/31/2007       17,237                 19,068.57
   8/31/2007       17,043                 18,770.63
   9/30/2007       18,299                 20,010.02
  10/31/2007       19,473                 21,124.56
  11/30/2007       18,383                 20,170.51
  12/31/2007       18,281                 19,877.13
   1/31/2008       16,251                 17,950.75
   2/29/2008       16,604                 18,465.05
   3/31/2008       16,473                 18,059.33
   4/30/2008       17,614                 19,152.43
   5/31/2008       17,947                 19,455.83
   6/30/2008       16,624                 17,856.77
   7/31/2008       15,796                 17,213.75
   8/31/2008       14,847                 16,408.16
   9/30/2008       12,564                 13,943.47
  10/31/2008        9,575                 10,873.27
  11/30/2008        8,969                 10,244.35
  12/31/2008        9,275                 10,828.02
   1/31/2009        8,330                  9,871.08
   2/28/2009        7,644                  8,949.87
   3/31/2009        8,091                  9,668.22
   4/30/2009        9,025                 10,985.72
   5/31/2009       10,396                 12,473.03
   6/30/2009       10,241                 12,335.67
   7/31/2009       11,113                 13,541.82
   8/31/2009       11,331                 14,043.01
   9/30/2009       12,027                 14,764.24
  10/31/2009       11,746                 14,581.33
  11/30/2009       12,297                 14,999.26
  12/31/2009       12,676                 15,316.05
   1/31/2010       11,778                 14,567.53
   2/28/2010       11,882                 14,567.63
   3/31/2010       12,770                 15,558.61
   4/30/2010       12,446                 15,421.75
   5/31/2010       11,005                 13,798.77
   6/30/2010       10,629                 13,621.71
   7/31/2010       11,538                 14,851.77
   8/31/2010       11,162                 14,443.77
   9/30/2010       12,363                 15,880.57
  10/31/2010       12,937                 16,421.56
  11/30/2010       12,300                 15,787.87
  12/31/2010       13,241                 17,024.19
   1/31/2011       13,387                 17,191.71
   2/28/2011       13,680                 17,644.58
   3/31/2011       13,742                 17,603.99
   4/30/2011       14,379                 18,464.06
   5/31/2011       14,014                 17,931.50
   6/30/2011       13,763                 17,671.37
   7/31/2011       13,575                 17,430.20
   8/31/2011       12,197                 15,936.54
   9/30/2011       10,735                 14,163.60
  10/31/2011       11,716                 15,655.57
  11/30/2011       11,351                 14,856.64
  12/31/2011       11,049                 14,690.60
   1/31/2012       11,907                 15,687.23
   2/29/2012       12,436                 16,568.54
   3/31/2012       12,351                 16,340.67
   4/30/2012       12,277                 16,083.03
   5/31/2012       10,890                 14,256.69
   6/30/2012       11,303                 15,097.51
   7/31/2012       11,006                 15,310.79
   8/31/2012       11,303                 15,630.96
   9/30/2012       11,676                 16,214.93
  10/31/2012       11,494                 16,277.95
  11/30/2012       11,526                 16,588.20
  12/31/2012       12,274                 17,163.03
   1/31/2013       12,655                 17,860.84
   2/28/2013       12,415                 17,671.87
   3/31/2013       12,013                 17,707.20
   4/30/2013       12,328                 18,358.06
   5/31/2013       11,762                 17,933.39
   6/30/2013       11,204                 17,155.69
   7/31/2013       11,779                 17,906.99
   8/31/2013       11,812                 17,659.96
   9/30/2013       12,754                 18,886.85
  10/31/2013       13,023                 19,580.38
  11/30/2013       12,855                 19,613.93
  12/31/2013       12,918                 19,786.92
   1/31/2014       12,252                 18,887.64
   2/28/2014       12,805                 19,836.44
   3/31/2014       13,256                 19,887.35
   4/30/2014       13,696                 20,149.96
   5/31/2014       13,832                 20,541.69
   6/30/2014       14,353                 20,887.36
   7/31/2014       13,896                 20,679.54
   8/31/2014       14,296                 20,794.17
   9/30/2014       13,035                 19,787.51

                        Class A           Class C++           Class I            Class W
                   ------------------ ------------------ ------------------ ------------------
 International     Average            Average            Average            Average
Dividend Strategy  Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#         Return   Return+   Return   Return+   Return   Return+   Return   Return+
-----------------  ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      -31.42%  -27.24%   -28.41%  -27.70%   -27.13%  -27.13%     N/A        N/A
----------------------------------------------------------------------------------------------
5 Year Return       -6.28%  -23.28%    -5.80%  -25.82%    -5.04%  -22.77%     N/A        N/A
----------------------------------------------------------------------------------------------
10 Year Return      -2.95%  -21.30%    -3.00%  -26.27%    -2.26%  -20.42%     N/A        N/A
----------------------------------------------------------------------------------------------
Since Inception*    -0.79%   -8.72%    -1.19%  -19.86%     1.01%   14.95%     N/A    -16.23%
----------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A: 11/19/96; Class C: 03/06/97; Class I: 11/16/01;
   Class W: 01/29/15.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.
++ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended September 30, 2015, the SunAmerica International Dividend Strategy Class A returned -31.42% compared to -12.16% for the MSCI ACWI ex-U.S. Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The MSCI ACWI (All Country World Index) ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA JAPAN FUND

The SunAmerica Japan Fund Class A shares returned -4.91% (before maximum sales charge) for the 12-month period ended September 30, 2015. The Fund underperformed its benchmark, the MSCI Japan Index (Net)/*/, which returned -2.22% during the same period.

The Japanese equity market advanced in local currency terms in the fourth quarter of 2014 and the first half of 2015, as several market-friendly policy moves led to foreign buying and yen weakness. These policy moves included the extension of the quantitative easing by the Bank of Japan, public pension fund reform, postponement of a second round sales tax hike and re-election of the Liberal Democratic Party government. Japanese equities were further supported by favorable supply/demand conditions, including buying by domestic public pension funds and foreign investors amid ongoing worldwide quantitative easing. The Japanese economy also seemed to be improving, expanding at an annualized rate of 3.9% in the first quarter of 2015, beating forecasts. A strong pickup in business investment and inventory buildup led the economic expansion. Further, the jobless rate in Japan unexpectedly fell to 3.3% in the second quarter of 2015 - its lowest level since April 1997 - and Japan's Purchasing Managers' Index (PMI) composite exceeded estimates. This market optimism more than offset the weaknesses created by global events that drove broad "risk off" investor sentiment. However, Japanese equities declined in the third quarter of 2015, as growth in Japanese exports slowed to 3.1% (versus 4.1% expected), hit by slower demand from China and Europe. Japanese machinery orders unexpectedly fell 3.6% (versus an expected increase of 3%), adding pressure on the Bank of Japan to inject more stimulus into the economy. Finally, the Japanese manufacturing PMI came in at 50.9 in September 2015, below estimates of 51.2, as exports were sapped by weaker international demand. While the MSCI Japan Index (Net) posted solid positive returns for the annual period overall in local currency terms, the Japanese yen's decline of 8.4% versus the U.S. dollar during the 12 months ended September 30, 2015 led to negative returns in U.S. dollar terms.

The Fund's relative underperformance during the annual period was driven primarily by security selection overall. Individual security selection was weakest in the Information Technology sector. To a more modest degree, bottom-up stock selection in the Financials, Materials, Health Care, Energy and Consumer Discretionary sectors also detracted. Effective stock selection in the Consumer Staples, Telecommunication Services and Industrials sectors partially offset the weak relative results.

The individual stocks that detracted from Fund performance most during the annual period were information technology services company Fujitsu, Ltd., semiconductor company Sanken Electric Co., Ltd. and specialty steel company Hitachi Metals, Ltd. Fujitsu, Ltd., a new position in the Fund during the annual period, detracted most from its relative results. During the first quarter of 2015, the company reported extraordinary losses worth 30 billion yen, which the market perceived negatively. Fujitsu's stock further declined later in the annual period on negative sentiment due to foreign exchange headwinds and a seasonal slowdown in telecommunications equipment demand. We initiated a position in Sanken Electric Co., Ltd. and subsequently eliminated it during the annual period, as the stock declined on higher than expected costs and lower operating profits. We believe its profitability may continue to be challenged due to higher fixed costs, and we therefore exited the position. Shares of Hitachi Metals, Ltd. declined due to delays in Chinese power infrastructure build-outs and weaker Japanese auto production.

The top individual contributors to Fund performance during the annual period were Nippon Telegraph & Telephone (NTT), a telecommunications company; SCSK Corp., a high quality information technology services company with balanced exposure to most major industrial segments; and Ryohin Keikaku Co., Ltd., a retail company. NTT was a key contributor to the Fund's results after the company announced in-line full-year results and provided details on an encouraging medium-term plan for three-year earnings per share growth of more than 50%. SCSK Corp. performed well due to stronger than expected results, driven by growth in large-scale projects for the telecommunications industry. We had initiated a Fund position in SCSK Corp., as we saw pricing power return and an acceleration in its core orders as the overall market tightened. Shares of Ryohin Keikaku Co., Ltd. rose based on positive earnings and a significant increase in its operating profits from its overseas business. We eliminated the Fund's position in Ryohin Keikaku Co., Ltd. as it reached our target price.

Another factor that detracted from the Fund's relative results was the broad Japanese equity market's favoring of momentum stocks during the annual period, which served as a headwind for the contrarian approach implemented by the Fund. Also, small-cap stocks within the MSCI Japan Index (Net) lagged their larger counterparts, and thus the Fund's allocation to small-cap stocks detracted from its relative results.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Sector allocation overall, a residual of Wellington Management's bottom-up stock selection process, contributed positively to the Fund's relative performance during the annual period. An underweighted allocation to Industrials, which lagged the MSCI Japan Index (Net), and overweighted exposures to Consumer Discretionary and Financials, which each outpaced the benchmark index, contributed most positively to relative results. Partially offsetting these positive contributors was the detracting effect of the Fund's overweighted allocation to Telecommunication Services, which underperformed the MSCI Japan Index (Net), and not having any exposure to Utilities, which was one of the strongest sectors in the benchmark index during the annual period.




--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. In addition, the Fund's performance may be affected by the broader Asian region, which includes emerging markets. Emerging markets are typically more volatile than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Because the Fund concentrates its investments in Japan, the Fund's performance is expected to be closely tied to social, political and economic conditions of that country. As a result, the Fund is likely to be more volatile than more geographically diverse international funds.

/*/The MSCI Japan Index (Net) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since the Fund's inception on May 2, 2006, $10,000 invested in SunAmerica Japan Fund Class A shares would be valued at $8,213. The same amount invested in securities mirroring the performance of the MSCI Japan Index (Net) would be valued at $8,915.


                                    [CHART]

                 SunAmerica
                   Japan          MSCI Japan
                 Class A/#/      Index (Net)/a/
                 -----------    ---------------
   5/1/2006        $ 9,427        $10,000.00
  5/31/2006          8,650          9,174.82
  6/30/2006          8,431          9,073.09
  7/31/2006          8,213          9,022.87
  8/31/2006          8,311          9,158.28
  9/30/2006          8,333          9,008.11
 10/31/2006          8,673          9,164.91
 11/30/2006          8,959          9,229.88
 12/31/2006          9,336          9,459.23
  1/31/2007          9,578          9,539.25
  2/28/2007          9,608          9,922.98
  3/31/2007          9,970          9,791.81
  4/30/2007         10,294          9,601.23
  5/31/2007         10,558          9,757.92
  6/30/2007         10,596          9,728.66
  7/31/2007         10,603          9,712.83
  8/31/2007         10,181          9,427.51
  9/30/2007         10,558          9,644.99
 10/31/2007         10,988          9,608.18
 11/30/2007         10,113          9,432.08
 12/31/2007          9,712          9,058.75
  1/31/2008          8,675          8,644.73
  2/29/2008          8,896          8,704.28
  3/31/2008          8,980          8,351.22
  4/30/2008          9,163          8,957.99
  5/31/2008          9,422          9,183.46
  6/30/2008          8,743          8,557.42
  7/31/2008          8,195          8,265.77
  8/31/2008          7,569          7,936.95
  9/30/2008          6,357          7,047.21
 10/31/2008          4,711          6,005.48
 11/30/2008          4,513          5,930.66
 12/31/2008          4,811          6,412.60
  1/31/2009          4,559          5,976.75
  2/28/2009          4,178          5,236.70
  3/31/2009          4,308          5,346.65
  4/30/2009          4,628          5,861.31
  5/31/2009          5,253          6,465.11
  6/30/2009          5,322          6,578.81
  7/31/2009          5,825          6,860.17
  8/31/2009          5,985          7,130.12
  9/30/2009          6,359          7,007.32
 10/31/2009          6,283          6,831.59
 11/30/2009          6,435          6,761.54
 12/31/2009          6,507          6,813.69
  1/31/2010          6,349          6,943.03
  2/28/2010          6,325          7,020.73
  3/31/2010          6,649          7,371.35
  4/30/2010          6,783          7,359.83
  5/31/2010          6,033          6,764.66
  6/30/2010          6,049          6,628.92
  7/31/2010          6,649          6,864.90
  8/31/2010          6,460          6,708.09
  9/30/2010          7,186          7,015.13
 10/31/2010          7,463          7,158.24
 11/30/2010          7,257          7,308.71
 12/31/2010          7,874          7,865.49
  1/31/2011          7,801          7,875.46
  2/28/2011          7,915          8,234.57
  3/31/2011          7,972          7,478.06
  4/30/2011          8,329          7,505.33
  5/31/2011          8,134          7,383.12
  6/30/2011          8,037          7,491.27
  7/31/2011          7,923          7,756.58
  8/31/2011          7,103          7,126.14
  9/30/2011          6,275          7,008.91
 10/31/2011          6,697          6,991.62
 11/30/2011          6,519          6,682.91
 12/31/2011          6,362          6,738.26
  1/31/2012          6,650          7,042.89
  2/29/2012          6,838          7,398.31
  3/31/2012          6,918          7,497.32
  4/30/2012          6,858          7,257.88
  5/31/2012          6,034          6,609.98
  6/30/2012          6,392          6,949.76
  7/31/2012          6,302          6,783.80
  8/31/2012          6,372          6,734.54
  9/30/2012          6,362          6,891.17
 10/31/2012          6,292          6,762.13
 11/30/2012          6,421          6,922.70
 12/31/2012          6,603          7,289.45
  1/31/2013          6,847          7,557.08
  2/28/2013          6,959          7,758.57
  3/31/2013          7,254          8,137.42
  4/30/2013          7,905          8,851.13
  5/31/2013          7,396          8,349.77
  6/30/2013          7,753          8,495.74
  7/31/2013          7,803          8,546.96
  8/31/2013          7,620          8,363.06
  9/30/2013          8,241          9,061.64
 10/31/2013          8,312          9,061.55
 11/30/2013          8,414          9,196.32
 12/31/2013          8,447          9,269.50
  1/31/2014          8,156          8,911.87
  2/28/2014          8,346          8,864.07
  3/31/2014          8,279          8,749.92
  4/30/2014          8,168          8,524.00
  5/31/2014          8,425          8,868.69
  6/30/2014          8,916          9,332.46
  7/31/2014          8,804          9,386.49
  8/31/2014          8,659          9,182.68
  9/30/2014          8,637          9,117.37


                       Class A            Class C
                  ------------------ ------------------
   SunAmerica     Average            Average
     Japan        Annual  Cumulative Annual  Cumulative
     Fund#        Return   Return+   Return   Return+
----------------- ------- ---------- ------- ----------
1 Year Return     -10.36%   -4.91%   -6.38%    -5.52%
-------------------------------------------------------
5 Year Return       1.49%   14.29%    2.01%    10.48%
-------------------------------------------------------
Since Inception*   -2.07%  -12.88%   -2.10%   -18.13%
-------------------------------------------------------

+Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*Inception date: Class A and Class C: 05/02/06.
#For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

For the 12 month period ended September 30, 2015, the SunAmerica Japan Class A returned -10.36% compared to -2.22% for the MSCI Japan Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

@ The MSCI Japan Index (Net) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

[LOGO]

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

TRUSTEES                   SHAREHOLDER SERVICING      This report is submitted
 Richard W. Grant          AGENT                      solely for the general
 Peter A. Harbeck           SunAmerica Fund           information of
 Dr. Judith L. Craven         Services, Inc.          shareholders of the
 William F. Devin           Harborside Financial      Funds. Distribution of
 Stephen J. Gutman            Center                  this report to persons
 William J. Shea            3200 Plaza 5              other than shareholders
OFFICERS                    Jersey City, NJ           of the Funds is
 John T. Genoy, President     07311-4992              authorized only in
   and Chief Executive     CUSTODIAN AND TRANSFER     con-nection with a
   Officer                 AGENT                      currently effective
 Kara Murphy, Vice          State Street Bank and     pro-spectus, setting
   President                  Trust Company           forth details of the
 James Nichols, Vice        P.O. Box 5607             Funds, which must precede
   President                Boston, MA 02110          or accom-pany this report.
 Katherine Stoner, Vice    VOTING PROXIES ON TRUST    DELIVERY OF SHAREHOLDER
   President and Chief     PORTFOLIO SECURITIES       DOCUMENTS
   Compliance Officer      A description of the       The Funds have adopted a
 Gregory N. Bressler,      policies and procedures    policy that allows them
   Secretary               that the Trust uses to     to send only one copy of
 Gregory R. Kingston,      determine how to vote      a Fund's prospectus,
   Treasurer               proxies relating to        proxy material, annual
 Shawn Parry, Vice         securities held in a       report and semi-annual
   President and           Fund's portfolio which is  report (the "shareholder
   Assistant Treasurer     available in the Trust's   documents") to
 Donna McManus, Vice       Statement of Additional    shareholders with
   President and           Information, may be        multiple accounts
   Assistant Treasurer     obtained without charge    residing at the same
 Kathleen Fuentes, Chief   upon request, by calling   "household." This
   Legal Officer and       (800) 858-8850. This       practice is called
   Assistant Secretary     in-formation is also       householding and reduces
 Matthew Hackethal,        available from the EDGAR   Fund expenses, which
   Anti-Money Laundering   database on the U.S.       benefits you and other
   Compliance Officer      Securities and Ex-change   shareholders. Unless the
 Chris Okeke, Assistant    Commission's website at    Funds receive
   Treasurer               http://www.sec.gov.        instructions to the
INVESTMENT ADVISER         PROXY VOTING RECORD ON     con-trary, you will only
 SunAmerica Asset          SUNAMERICA EQUITY FUNDS    receive one copy of the
   Management, LLC         Information regarding how  shareholder documents.
 Harborside Financial      SunAmerica Equity Funds    The Funds will continue
   Center                  voted proxies relating to  to household the
 3200 Plaza 5              securities held in         share-holder documents
 Jersey City, NJ           SunAmerica Equity Funds    indefinitely, until we
   07311-4992              during the most recent     are instructed otherwise.
DISTRIBUTOR                twelve month period ended  If you do not wish to
 AIG Capital Services,     June 30 is available,      participate in
   Inc.                    once filed with the U.S.   householding, please
 Harborside Financial      Securities and Exchange    contact Shareholder
   Center                  Commission, without        Services at (800)
 3200 Plaza 5              charge, upon request, by   858-8850 ext. 6010 or
 Jersey City, NJ           calling (800) 858-8850 or  send a written request
   07311-4992              on the U.S. Securities     with your name, the name
                           and Exchange Commission's  of your fund(s) and your
                           website at                 account number(s) to
                           http://www.sec.gov.        SunAmerica Mutual Funds
                           DISCLOSURE OF QUARTERLY    c/o BFDS, P.O. Box
                           PORTFOLIO HOLDINGS         219186, Kansas City MO,
                           The Trust is required to   64121-9186. We will
                           file its complete          resume individual
                           schedule of portfolio      mailings for your account
                           holdings with the U.S.     within thirty (30) days
                           Securities and Exchange    of receipt of your
                           Commission for its first   request.
                           and third fiscal quarters  This report is submitted
                           on Form N-Q. The Trust's   solely for the general
                           Forms N-Q are available    information of
                           on the U.S. Securities     shareholders of the
                           and Exchange Commission's  Funds. Distribution of
                           website at                 this report to persons
                           http://www.sec.gov. You    other than shareholders
                           can also review and        of the Funds is
                           obtain copies of the       authorized only in
                           Forms N-Q at the U.S.      con-nection with a
                           Securities and Exchange    currently effective
                           Com-mission's Public       pro-spectus, setting
                           Reference Room in          forth details of the
                           Wash-ington, DC            Funds, which must precede
                           (information on the        or accom-pany this report.
                           operation of Public
                           Reference Room may be
                           obtained by calling
                           1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO WWW.SAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.

FUNDS DISTRIBUTED BY AIG CAPITAL SERVICES, INC.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial advisor, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

WWW.SAFUNDS.COM

EQANN - 9/15

[LOGO]

AIG

Sun America
Mutual Funds

Item 2.  Code of Ethics

         The SunAmerica Equity Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2015, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         Currently, the registrant does not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert," as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that the members of the Audit Committee have substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board believes that the members are qualified to evaluate the registrant's financial statements, supervise the registrant's preparation of its financial statements, and oversee the work of the registrant's independent auditors.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                                2014        2015
         (a) Audit Fees ....................$  103,925   $  106,005
         (b) Audit-Related Fees ............$        0   $        0
         (c) Tax Fees ......................$        0   $        0
         (d) All Other Fees ................$        0   $        0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                2014              2015
         (b) Audit-Related Fees ............$         0       $         0
         (c) Tax Fees ......................$         0       $         0
         (d) All Other Fees ................$         0       $         0

    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2014 and 2015 were $0 and $36,665, respectively.

    (h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Equity Funds

By: /s/ John T. Genoy
    ------------------
    John T. Genoy
    President

Date: December 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -----------------
    John T. Genoy
    President

Date: December 8, 2015

By: /s/ Gregory R. Kingston
    -----------------------
    Gregory R. Kingston
    Treasurer

Date: December 8, 2015